UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-24016

Capital Group KKR Core Plus (plus)

(Exact name of registrant as specified in charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of principal executive offices)

Brian C. Janssen

6455 Irvine Center Drive

Irvine, California 92618

(Name and address of agent for service)

Registrant’s telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

ITEM 1 - Reports to Stockholders

Capital Group
KKR Core Plus+
Annual report
for the period ended
December 31, 2025

Seeking higher income than a traditional core plus strategy

Capital Group KKR Core Plus+ seeks to blend public fixed income and private credit to pursue higher income than a traditional core plus strategy.
Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 3.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.
Here are the cumulative total returns on a $1,000 investment for the period April 29, 2025*, commencement of operations, through December 31, 2025:
Lifetime (since 4/29/2025*)
Class F-2 shares	5.36%
Class A shares (reflecting 3.75% maximum sales charge)	1.26
For other share class results, visit capitalgroup.com.
*
The Fund was seeded on April 24, 2025, and commenced operations and began offering shares to the public on April 29, 2025. The audited financial statements reflect activity from the seeding date through December 31, 2025. Performance information presented herein and in the Fund’s prospectus is measured from April 29, 2025, and does not include performance during the seed period.
The total annual fund operating expense ratios are 1.27% for Class F-2 shares and 1.55% for Class A shares, and the net expense ratios are 0.98% for Class F-2 shares and 1.26% for Class A shares as of the prospectus dated March 6, 2026 (unaudited). The expense ratios are restated to reflect current fees.
Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser and sub-adviser are currently reimbursing a portion of other expenses. The reimbursement will be in effect through at least March 1, 2027, and renewed annually thereafter unless terminated by the fund, the investment adviser and sub-adviser or otherwise. Investment results shown reflect the reimbursement, without which they would have been lower. Refer to the fund’s most recent prospectus for details.
The fund’s net 30-day yield as of December 31, 2025, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 5.70% for Class F-2 shares and 5.17% for Class A shares. The fund’s gross 30-day yield as of that date was 4.68% for Class F-2 shares and 4.19% for Class A shares. The Class A share results reflect the 3.75% maximum sales charge.
The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Higher yielding, higher risk bonds can fluctuate in price more than investment-grade bonds, so investors should maintain a long-term perspective. Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Investments in mortgage-related securities involve additional risks, such as prepayment risk. As a nondiversified fund, Capital Group KKR Core Plus+ has the ability to invest a larger percentage of assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor results by a single issuer could adversely affect fund results more than if the fund were invested in a larger number of issuers. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.
The fund is an interval fund that currently provides liquidity to shareholders through quarterly repurchase offers for up to 10% of its outstanding shares. To the extent more than 10% of outstanding shares are tendered for repurchase, the redemption proceeds are generally distributed proportionately to redeeming investors (“proration”). Due to this repurchase limit, shareholders may be unable to liquidate all or a portion of their investment during a particular repurchase offer window. In addition, anticipating proration, some shareholders may request more shares to be repurchased than they actually wish, increasing the likelihood of proration. Shares are not listed on any stock exchange, and we do not expect a secondary market in the shares to develop. Due to these restrictions, investors should consider their investment in the fund to be subject to illiquidity risk.
Investment strategies are not guaranteed to meet their objectives and are subject to loss. Investing in the fund is not suitable for all investors. Investors should consult their investment professional before making an investment decision and evaluate their ability to invest for the long term. Because of the nature of the fund’s investments, the results of the fund’s operations may be volatile. Accordingly, investors should understand that past performance is not predictive of future results.

Contents
2	Fellow investors
4	The value of a long-term perspective
5	Investment portfolio
22	Financial statements
47	Board of trustees and other officers

Bond investments may be worth more or less than the original cost when redeemed. High-yield, lower rated securities involve greater risk than higher rated securities; portfolios that invest in them may be subject to greater levels of credit and liquidity risk than portfolios that do not. The fund may invest in structured products, which generally entail risks associated with derivative instruments and bear risks of the underlying investments, index or reference obligation. These securities include asset-based finance securities, mortgage-related assets and other asset-backed instruments, which may be sensitive to changes in interest rates, subject to early repayment risk, and their value may fluctuate in response to the market’s perception of issuer creditworthiness; while generally supported by some form of government or private guarantee, there is no assurance that private guarantors will meet their obligations. While not directly correlated to changes in interest rates, the values of inflation-linked bonds generally fluctuate in response to changes in real interest rates and may experience greater losses than other debt securities with similar durations. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. For example, the fund may purchase and write call and put options on futures, giving the holder the right to assume a long (call) or short (put) position in a futures contract at a specified price. There is no assurance of a liquid market for any futures or futures options contract at any time.
The fund invests in private, illiquid credit securities, consisting primarily of loans and asset-backed finance securities. The fund may invest in or originate senior loans, which hold the most senior position in a business’s capital structure. Some senior loans lack an active trading market and are subject to resale restrictions, leading to potential illiquidity. The fund may need to sell other investments or borrow to meet obligations. The fund may also invest in mezzanine debt, which is generally unsecured and subordinated, carrying higher credit and liquidity risk than investment-grade corporate obligations. Default rates for mezzanine debt have historically been higher than for investment-grade securities. Bank loans are often less liquid than other types of debt instruments, and general market and financial conditions may affect the prepayment of bank loans. As such, the prepayments cannot be predicted with accuracy.
Illiquid assets are more difficult to sell and may become impossible to sell in volatile market conditions. Reduced liquidity may have an adverse impact on the market price of such holdings, and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss. Illiquid assets are also generally difficult to value because they rarely have readily available market conditions. Such securities require fair value pricing, which is based on subjective judgments and may differ materially from the value that would be realized if the security were to be sold.
The fund intends to declare daily dividends from net investment income and distribute the accrued dividends, which may fluctuate, to investors each month. Generally, dividends begin accruing on the day payment for shares is received by the fund. In the event the fund’s distribution of net investment income exceeds its income and capital gains paid by the fund’s underlying investments for tax purposes, a portion of such distribution may be classified as return of capital. The fund’s current intention not to use borrowings other than for temporary and/or extraordinary purposes may result in a lower yield than it could otherwise achieve by using such strategies and may make it more difficult for the fund to achieve its investment objective than if the fund were to use leverage on an ongoing basis. There can be no assurance that a change in market conditions or other factors will not result in a change in the fund distribution rate at a future time.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Capital Group KKR Core Plus+	1

Fellow investors:
It was an eventful year for markets, as a broad and changing tariff policy sparked fears of a wider trade war and potential recession. The year also featured the longest government shutdown in U.S. history. Despite these headwinds, however, both equities and bonds produced positive results, and GDP grew in Q2 and Q3, following a contraction in the first quarter of the year.
The fund’s benchmark, the Bloomberg U.S. Aggregate Index, grew by 3.94% for the year. Since the fund’s inception in April, it has generated positive returns and outpaced the benchmark on a net-asset-value-basis for Q4 across share classes, but it does not yet have a full-year track record.
Bond market overview
Bond markets advanced in 2025, as many central banks around the world moved to reduce interest rates or hold them steady. The Bank of Japan, which raised its key interest rate to a 30-year high, is a notable exception.
In the U.S., the Federal Reserve (Fed) delivered three rate cuts of 25 basis points each. There was significant division among Fed rate-setters, however, with some pushing for larger cuts. A modestly weakening labor market has provided fuel for that side of the argument. Unemployment trended slightly higher throughout the year, reaching 4.4% in December, up from 4.0 in January – the highest rate since September 2021. Inflation has also moderated, though it remains above the Fed’s usual 2% target. The Consumer Price Index rose at an annualized 2.7% in November.
Fed chair Jerome Powell has come under direct criticism from President Trump over his hesitancy to reduce rates faster. The U.S. Justice Department is conducting a criminal investigation into Powell over alleged mismanagement of renovations at the Fed’s Washington headquarters. The unprecedented public fight has led to concerns over the Fed’s independence going forward.
The market’s perception of a dovish Fed reinforced further yield curve steepening, with the yield on U.S. 10-year notes falling 40 bps to 4.17%, while the two-year yield dropped by 77 bps to 3.48%.
In Europe, bonds advanced amid modest growth in the eurozone economy and the European Central Bank’s decision to keep policy rates steady. The yield on Germany’s benchmark 10-year note rose 49 bps to end the year at 2.85%. The same maturity in Spain rose 23 bps to 3.29%. In currency markets over the full year, the euro climbed more than 13% against the dollar.
Most emerging markets currencies also appreciated against the U.S. dollar, which had its worst year since 2017. Both dollar- and local currency-denominated emerging markets bonds rose significantly during 2025.
Inside the portfolio
The fund seeks to offer strategic exposure to higher income-focused sectors in the public and private fixed income markets with a target, under normal circumstances, of approximately 60% of assets to be invested in public credit assets and approximately 40% of assets to be invested across higher income seeking private credit sectors. Such allocation between public and private credit may fluctuate (potentially significantly) depending on market conditions and the fund’s subscription and repurchase activities. The fund’s private credit sleeve is sub-advised by KKR as part of an exclusive partnership with Capital Group.
The fund may invest up to 20% of its net assets in securities tied economically to countries outside the U.S., including emerging markets. The fund may also invest up to 10% of its net assets in securities denominated in currencies other than the U.S. dollar.
Interval funds such as this one offer limited liquidity in the form of quarterly repurchase offers. In the case of this particular fund, quarterly repurchases are capped at 10%
of the fund’s total assets, with requests surpassing that threshold reduced on a pro-rata basis.
In public markets, the fund invests primarily in a broad range of debt securities, including U.S and other government securities, corporate bonds and mortgage-related securities and cash. The fund will normally invest its private credit assets across two primary strategies: corporate direct lending and asset-based finance. The fund is intended to look and feel like a traditional core/core plus strategy, which has an up in quality bias for public credit instruments. However, the vehicle may invest in lower rated debt instruments or in securities that are unrated.
As of December 31, 2025, the fund held 56.9% of its assets in public markets and 43.1% in private markets. Securitized debt represented the largest sector allocation of the public markets component, particularly mortgage-backed securities.
Looking ahead
The current outlook for 2026 is generally positive, though with some caveats to watch. Stocks are expensive and many companies’ price-to-earnings ratios are above historical averages. Markets were mostly able to shrug off trade anxieties in 2025 and further expected trade deals should continue to ease uncertainty, but another “Liberation Day”- style event could cause significant disruptions. In addition, geopolitical tensions are on the rise, adding the possibility of further unforeseen risks.
Companies appear so far to have largely avoided passing on the costs of tariffs to consumers, but as inventories dwindle they will come under more pressure to do so. An uptick in inflation would further complicate the Fed’s already tricky balancing act.
Fed projections currently reflect only one further interest rate cut for 2026, but there are a number of questions looming over

2	Capital Group KKR Core Plus+

the central bank. Powell’s term as Fed chair will end this year. Any potential successor can expect a contentious nomination hearing, with pointed questions about their commitment to independence from political pressure.
The fund will have its first anniversary in Q2 of this year. We’ve always believed in presenting our clients with a wide range of options to help try to meet their investment objectives, and we are thrilled to be able to broaden access to private markets by offering this fund. In our view, the lines between public and private credit markets continue to blur and the private credit asset class should be considered as part of a well-diversified credit allocation that complements existing fixed income allocations. It has been an exciting first year, and we look forward to many more to come.
Thank you for your continued trust and support.
Cordially,

John R. Queen
President
February 27, 2026
For current information about the fund, visit capitalgroup.com.

Capital Group KKR Core Plus+	3

The value of a long-term perspective
How a hypothetical $10,000 investment has grown for the period April 29, 20251, commencement of operations, through December 31, 2025, with all distributions reinvested.
Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment; thus, the net amount invested was $9,6252. The results shown are before taxes on fund distributions and sale of fund shares. Results are for past periods and are not predictive of results for future periods; current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Results at a glance
For the period ended December 31, 2025, with all distributions reinvested

Lifetime (since 4/29/20251)
Capital Group KKR Core Plus+ (Class F-2 shares)	5.36%
Capital Group KKR Core Plus+ (Class A shares)	5.17
Bloomberg U.S. Aggregate Index[3]	3.94
Past results are not predictive of results in future periods.

1
The Fund was seeded on April 24, 2025, and commenced operations and began offering shares to the public on April 29, 2025. The audited financial statements reflect activity from the seeding date through December 31, 2025. Performance information presented herein and in the Fund’s prospectus is measured from April 29, 2025, and does not include performance during the seed period.
2
As outlined in the prospectus, the sales charge is reduced for purchases (and eligible aggregated investments) of $100,000 or more and is eliminated for purchases (and eligible aggregated investments) of $500,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
3
The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source(s): Bloomberg Index Services Ltd. There may have been periods when the fund has lagged the index.

4	Capital Group KKR Core Plus+

Investment portfolio December 31, 2025

Portfolio by type of security
Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	5.15%
AAA/Aaa	2.91
AA/Aa	16.03
A	7.93
BBB/Baa	7.43
Below investment grade	17.30
Unrated	42.09
Short-term securities & other assets less liabilities	1.16
*
Bond ratings, which typically range from AAA (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody/s and/or Fitch as an indication of an issuer’s creditworthiness. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. Securities in the "unrated" category (above) have not been rated by any of the rating agencies noted above; however, the investment adviser or sub-adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†
These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 97.76%	Principal amount (000)	Value (000)
Loans 33.15%
Industrials 12.34%
CoreLogic, Inc., Term Loan, (3-month USD CME Term SOFR + 6.614%) 10.331% 6/4/2029 (a)(b)	USD50	$51
Dispatch Acquisition Holdings, LLC, Revolver, (3-month USD CME Term SOFR + 4.75%) 8.589% 11/19/2032 (a)(b)(c)(d)	56	55
Dispatch Acquisition Holdings, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.422% 11/19/2032 (a)(b)(c)(d)	846	842
Elk Bidco, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.172% 6/14/2032 (a)(b)(c)	2,403	2,420
Falconwing Aero Leasing DAC, Term Loan, 6.51% 10/26/2027 (a)(c)	237	236
Falconwing Aero Leasing DAC, Term Loan, 6.50% 12/11/2027 (a)(c)	237	236
Fortna AR, LLC, Revolver, (3-month USD CME Term SOFR + 4.75%) 8.493% 6/1/2029 (a)(b)(c)(d)	3,421	3,421
Horizon CTS Buyer, LLC, Revolver, (3-month USD CME Term SOFR + 4.75%) 9.555% 3/29/2032 (a)(b)(c)	127	126
Horizon CTS Buyer, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.752% 3/29/2032 (a)(b)(c)	3,035	3,032
Jeppesen Holdings, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.59% 10/31/2032 (a)(b)(c)	1,177	1,173
Low Voltage Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.422% 4/28/2032 (a)(b)(c)(d)	2,583	2,599
Peraton Corp., Term Loan B, (3-month USD CME Term SOFR + 3.85%) 7.69% 2/1/2028 (a)(b)	352	328
Pike Group, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.201% 12/17/2032 (a)(b)(c)	734	732
Railpros, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 10.043% 5/24/2032 (a)(b)(c)(d)	143	143
Saber Parent Holdings Corp., Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.206% 12/16/2032 (a)(b)(c)	707	706
Setna Aero Lease 3 Borrower, LLC, Term Loan, 5.86% 12/2/2031 (a)(c)	477	477
Sunrun Charis Portfolio 2023, LLC, Term Loan, 6.925% 7/30/2053 (a)(c)	656	684
Sunrun Romulus Portfolio 2024, LLC, Term Loan, 6.477% 1/31/2054 (a)(c)	776	796
Truck-Lite Co., LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.451% 2/13/2032 (a)(b)(c)(d)	29	29
Truck-Lite Co., LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.477% 2/13/2032 (a)(b)(c)(d)	111	111
Truck-Lite Co., LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.484% 2/13/2032 (a)(b)(c)(d)	3,896	3,908
Truck-Lite Co., LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.484% 2/13/2032 (a)(b)(c)(d)	144	144
W. A. Kendall and Co., LLC, Revolver, (3-month USD CME Term SOFR + 5.44%) 10.236% 4/22/2030 (a)(b)(c)	84	84
W. A. Kendall and Co., LLC, Term Loan, (3-month USD CME Term SOFR + 5.75%) 10.043% 4/22/2030 (a)(b)(c)	211	211
W. A. Kendall and Co., LLC, Term Loan, (6-month USD CME Term SOFR + 5.75%) 10.336% 4/22/2030 (a)(b)(c)	44	44

Capital Group KKR Core Plus+	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Loans (continued)
Industrials (continued)
W. A. Kendall and Co., LLC, Term Loan, (6-month USD CME Term SOFR + 5.75%) 10.379% 4/22/2030 (a)(b)(c)	USD726	$727
West Star Aviation Acquisition, LLC, Revolver, (3-month USD CME Term SOFR + 4.50%) 8.301% 5/20/2032 (a)(b)(c)	78	78
West Star Aviation Acquisition, LLC, Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.416% 5/20/2032 (a)(b)(c)	3,695	3,718
Woolpert Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.316% 4/5/2032 (a)(b)(c)(d)	360	363
Woolpert, Inc., Revolver, (3-month USD CME Term SOFR + 4.50%) 8.316% 4/5/2031 (a)(b)(c)(d)	6	6
		27,480

Financials 9.53%
Ares Secondaries Pbn Finance Co. IV, LLC, Term Loan, (3-month USD CME Term SOFR + 2.90%) 6.885% 4/14/2039 (a)(b)(c)	7	7
Ares Secondaries Pbn Finance Co. IV, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.735% 4/14/2039 (a)(b)(c)	5	5
Ares Secondaries Pbn Finance Co. IV, LLC, Term Loan, (3-month USD CME Term SOFR + 8.50%) 12.485% 4/14/2039 (a)(b)(c)	5	5
ASF Nia, LP, Term Loan, (3-month USD CME Term SOFR + 2.35%) 6.022% 3/27/2031 (a)(b)(c)	1,116	1,116
ASF Rembrandt, LP, Term Loan, (3-month USD CME Term SOFR + 2.50%) 6.502% 12/31/2028 (a)(b)(c)	690	690
Astra Service Partners, LLC, Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.34% 10/10/2032 (a)(b)(c)	752	747
Com Laude Group, Ltd., Term Loan, (3-month USD CME Term SOFR + 5.00%) 8.661% 12/30/2032 (a)(b)(c)	394	392
Denali Topco, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.59% 8/26/2032 (a)(b)(c)	68	68
FSS Buyer, LLC, Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.216% 8/29/2031 (a)(b)(c)(d)	2,471	2,496
Hbwm Intermediate II, LLC, Revolver, (3-month USD CME Term SOFR + 4.50%) 8.475% 8/18/2031 (a)(b)(c)	200	200
Hbwm Intermediate II, LLC, Term Loan, (1-month USD CME Term SOFR + 4.75%) 8.466% 11/17/2031 (a)(b)(c)	1,804	1,804
Hbwm Intermediate II, LLC, Term Loan, (1-month USD CME Term SOFR + 4.75%) 8.466% 11/17/2031 (a)(b)(c)	1,500	1,503
Higginbotham Insurance Agency, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.216% 6/11/2031 (a)(b)(c)(d)	852	853
Integrity Marketing Acquisition, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 8.822% 8/25/2028 (a)(b)(c)(d)	3,184	3,184
Jamestown Funding Trust, Term Loan, (1-month USD CME Term SOFR + 2.20%) 5.86% 6/15/2072 (a)(b)(c)(d)	451	451
Jamestown Funding Trust, Term Loan, (1-month USD CME Term SOFR + 3.15%) 6.81% 6/15/2072 (a)(b)(c)(d)	361	361
KKR Maguire Levered Borrower, LLC, Term Loan, (3-month USD CME Term SOFR + 2.75%) 6.466% 11/22/2032 (a)(b)(c)	195	195
Koala Investment Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.172% 8/29/2032 (a)(b)(c)(d)	277	275
Oak Funding, LLC, Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.287% 12/2/2032 (a)(b)(c)(d)	911	907
PPV Intermediate Holdings, LLC, Revolver, (3-month USD CME Term SOFR + 5.75%) 9.627% 8/31/2029 (a)(b)(c)	28	28
PPV Intermediate Holdings, LLC, Term Loan B, (3-month USD CME Term SOFR + 5.75%) 9.572% 8/31/2029 (a)(b)(c)	2,641	2,641
PPV Intermediate Holdings, LLC, Term Loan, (3-month USD CME Term SOFR + 6.00%) 9.822% 8/31/2029 (a)(b)(c)	40	40
Rialto Management Group, LLC, Term Loan, (1-month USD CME Term SOFR + 5.00%) 8.916% 12/5/2030 (a)(b)(c)	1,765	1,782
Truist Insurance Holdings, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.422% 5/6/2032 (a)(b)	110	112
VIB Trade Receivable DAC, Revolver, (3-month USD CME Term SOFR + 4.75%) 8.445% 4/23/2029 (a)(b)(c)	1,361	1,361
		21,223

Information technology 6.34%
Bonterra, LLC, Revolver, (3-month USD CME Term SOFR + 4.75%) 8.436% 3/5/2032 (a)(b)(c)(d)	106	106
Bonterra, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.422% 3/5/2032 (a)(b)(c)(d)	4,013	4,013
Bonterra, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.687% 3/5/2032 (a)(b)(c)(d)	708	708
Diamondback Acquisition, Inc., Revolver, (3-month USD CME Term SOFR + 4.50%) 8.216% 9/24/2032 (a)(b)(c)	19	19
Diamondback Acquisition, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.416% 9/24/2032 (a)(b)(c)	746	744
Finastra USA, Inc., Term Loan, (1-month USD CME Term SOFR + 4.00%) 7.688% 7/30/2032 (a)(b)	160	157
Flexera Software, LLC, Term Loan, (3-month EUR-EURIBOR + 4.75%) 6.384% 8/16/2032 (a)(b)(c)	EUR106	124
Flexera Software, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.602% 8/16/2032 (a)(b)(c)	USD350	350
MEDX Holdings, LLC, Term Loan, (1-month USD CME Term SOFR + 4.75%) 8.466% 7/21/2032 (a)(b)(c)(d)	3,725	3,734
Navex Global Holding Co., (3-month USD CME Term SOFR + 5.00%) 8.912% 10/14/2032 (a)(b)(c)(d)	92	92
Pros Parent, Inc., Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.488% 12/9/2032 (a)(b)(c)	896	895
Safety Borrower Holdings, LLC, Revolver, (3-month USD CME Term SOFR + 4.75%) 10.50% 12/20/2032 (a)(b)(c)(d)	5	6
Safety Borrower Holdings, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.451% 12/20/2032 (a)(b)(c)(d)	607	605
Vamos Bidco, Inc., Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.422% 1/30/2032 (a)(b)(c)	1,435	1,436
Viasat, Inc., Term Loan B, (1-month USD CME Term SOFR + 4.614%) 8.331% 3/2/2029 (a)(b)	223	222
Viasat, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.50%) 8.348% 5/30/2030 (a)(b)	90	90
Webpros Holding SARL, Revolver, (3-month USD CME Term SOFR + 5.00%) 8.75% 6/4/2032 (a)(b)(c)(d)	8	8

6	Capital Group KKR Core Plus+

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Loans (continued)
Information technology (continued)
Webpros Holding SARL, Term Loan, (3-month USD CME Term SOFR + 5.00%) 8.818% 12/4/2032 (a)(b)(c)(d)	USD816	$804
		14,113

Materials 1.81%
Packaging Coordinators Midco, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.59% 1/22/2032 (a)(b)(c)(d)	4,025	4,033

Consumer staples 1.55%
TPSI Receivables, LLC, Revolver, (3-month USD CME Term SOFR + 4.75%) 8.572% 1/24/2029 (a)(b)(c)(d)	3,458	3,458

Consumer discretionary 0.49%
ClubCorp Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 5.00%) 8.672% 7/9/2032 (a)(b)(c)(d)	425	426
HP TLE Buyer, Inc., Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.752% 7/1/2032 (a)(b)(c)	662	667
		1,093

Health care 0.39%
AGS Health BCP Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.322% 8/2/2032 (a)(b)(c)	224	224
AGS Health BCP, LLC, Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.322% 8/2/2032 (a)(b)(c)	117	117
Endo Finance Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 7.466% 4/23/2031 (a)(b)	79	79
Premise Health Holdings Corp., Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.172% 11/8/2032 (a)(b)(c)	457	452
		872

Communication services 0.37%
Medmark Media Communications, Inc., Term Loan, (3-month USD CME Term SOFR + 5.25%) 8.922% 2/16/2030 (a)(b)(c)(d)	827	827

Energy 0.33%
John Wood Group PLC, Revolver, (3-month USD CME Term SOFR + 5.50%) 9.284% 10/31/2028 (a)(b)(c)(d)	722	722
Total loans		73,821
Corporate bonds and notes 24.30%
Financials 6.31%
ACF TD Holdings, LLC 6.46% 5/30/2031 (c)	2,667	2,731
AG Issuer, LLC 6.25% 3/1/2028 (e)	130	131
Alliant Holdings Intermediate, LLC 4.25% 10/15/2027 (e)	110	110
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029 (e)	120	121
Alliant Holdings Intermediate, LLC 6.50% 10/1/2031 (e)	90	93
Alliant Holdings Intermediate, LLC 7.375% 10/1/2032 (e)	40	41
American Express Co. 5.442% 1/30/2036 (USD-SOFR + 1.32% on 1/30/2035) (f)	125	130
American International Group, Inc. 5.125% 3/27/2033	50	51
AmWINS Group, Inc. 4.875% 6/30/2029 (e)	70	69
Aon North America, Inc. 5.45% 3/1/2034	125	130
Ardonagh Finco, Ltd. 7.75% 2/15/2031 (e)	200	210
Aretec Group, Inc. 7.50% 4/1/2029 (e)	90	91
Aretec Group, Inc. 10.00% 8/15/2030 (e)	46	50
Arthur J. Gallagher & Co. 5.15% 2/15/2035	100	101
Bank of America Corp. 1.898% 7/23/2031 (USD-SOFR + 1.53% on 7/23/2030) (f)	150	135
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030) (f)	200	179
Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031) (f)	250	224
Blackstone Private Credit Fund 5.95% 7/16/2029	216	220
Block, Inc. 2.75% 6/1/2026	70	70
Block, Inc. 5.625% 8/15/2030 (e)	55	56
Block, Inc. 3.50% 6/1/2031	30	28
Block, Inc. 6.50% 5/15/2032	210	218
Block, Inc. 6.00% 8/15/2033 (e)	70	72
Blue Owl Credit Income Corp. 4.70% 2/8/2027	105	105
Brown & Brown, Inc. 5.55% 6/23/2035	428	439
Brown & Brown, Inc. 6.25% 6/23/2055	106	110
Chubb INA Holdings, LLC 5.00% 3/15/2034	100	102

Capital Group KKR Core Plus+	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Financials (continued)
Citibank, NA 4.914% 5/29/2030	USD250	$257
Citigroup, Inc. 4.542% 9/19/2030 (USD-SOFR + 1.338% on 9/19/2029) (f)	200	202
Citigroup, Inc. 5.333% 3/27/2036 (USD-SOFR + 1.465% on 3/27/2035) (f)	200	205
Coinbase Global, Inc. 3.375% 10/1/2028 (e)	175	167
Coinbase Global, Inc. 3.625% 10/1/2031 (e)	90	80
Compass Group Diversified Holdings, LLC 5.25% 4/15/2029 (e)	394	366
Goldman Sachs Group, Inc. 5.218% 4/23/2031 (USD-SOFR + 1.58% on 4/23/2030) (f)	400	413
Goldman Sachs Group, Inc. 4.939% 10/21/2036 (USD-SOFR + 1.33% on 10/21/2035) (f)	150	149
Hightower Holding, LLC 6.75% 4/15/2029 (e)	110	110
HSBC Holdings PLC 5.45% 3/3/2036 (USD-SOFR + 1.56% on 3/3/2035) (f)	400	413
HUB International, Ltd. 7.25% 6/15/2030 (e)	215	226
ION Platform Finance US, Inc. 8.75% 5/1/2029 (e)	340	345
ION Platform Finance US, Inc. 9.50% 5/30/2029 (e)	210	213
ION Platform Finance US, Inc. 7.875% 9/30/2032 (e)	200	190
JPMorgan Chase & Co. 4.255% 10/22/2031 (USD-SOFR + 0.93% on 10/22/2030) (f)	150	150
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031) (f)	25	22
JPMorgan Chase & Co. 5.572% 4/22/2036 (USD-SOFR + 1.68% on 4/22/2035) (f)	225	236
Marsh & McLennan Cos., Inc. 5.00% 3/15/2035	300	304
Morgan Stanley 5.192% 4/17/2031 (USD-SOFR + 1.51% on 4/17/2030) (f)	500	516
Morgan Stanley 4.892% 10/22/2036 (USD-SOFR + 1.314% on 10/22/2035) (f)	99	98
Navient Corp. 5.00% 3/15/2027	100	100
Navient Corp. 5.50% 3/15/2029	135	134
Navient Corp. 9.375% 7/25/2030	180	200
Navient Corp. 11.50% 3/15/2031	70	78
Navient Corp. 7.875% 6/15/2032	255	267
Navient Corp. 5.625% 8/1/2033	110	101
OneMain Finance Corp. 7.125% 3/15/2026	8	8
OneMain Finance Corp. 6.125% 5/15/2030	330	337
OneMain Finance Corp. 7.50% 5/15/2031	30	32
OneMain Finance Corp. 7.125% 11/15/2031	60	63
Osaic Financial Services, Inc. 6.50% 11/30/2027	22	513
Osaic Holdings, Inc. 6.75% 8/1/2032 (e)	20	21
Osaic Holdings, Inc. 8.00% 8/1/2033 (e)	17	18
Oxford Finance, LLC 6.375% 2/1/2027 (e)	60	60
PNC Bank, NA 5.373% 7/21/2036 (USD-SOFR + 1.417% on 7/21/2035) (f)	100	103
PNC Financial Services Group, Inc. 5.575% 1/29/2036 (USD-SOFR + 1.394% on 1/29/2035) (f)	225	235
Royal Bank of Canada 4.696% 8/6/2031 (USD-SOFR + 1.06% on 8/6/2030) (f)	150	152
Ryan Specialty, LLC 4.375% 2/1/2030 (e)	30	29
Ryan Specialty, LLC 5.875% 8/1/2032 (e)	20	20
U.S. Bancorp 5.424% 2/12/2036 (USD-SOFR + 1.411% on 2/12/2035) (f)	110	114
Voyager Parent, LLC 9.25% 7/1/2032 (e)	75	80
Wells Fargo & Co. 5.707% 4/22/2028 (USD-SOFR + 1.07% on 4/22/2027) (f)	400	408
Wells Fargo & Co. 5.15% 4/23/2031 (USD-SOFR + 1.50% on 4/23/2030) (f)	200	206
Westpac Banking Corp. 2.668% 11/15/2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030) (f)	100	91
		14,049

Communication services 3.52%
Alphabet, Inc. 4.70% 11/15/2035	102	102
Alphabet, Inc. 5.25% 5/15/2055	114	109
Alphabet, Inc. 5.45% 11/15/2055	166	163
Alphabet, Inc. 5.30% 5/15/2065	49	46
Altice France 6.50% 3/15/2032 (e)	295	283
AT&T, Inc. 5.375% 8/15/2035	150	154
AT&T, Inc. 3.50% 9/15/2053	225	151
CCO Holdings, LLC 5.00% 2/1/2028 (e)	130	129
CCO Holdings, LLC 4.75% 3/1/2030 (e)	150	143
CCO Holdings, LLC 4.50% 8/15/2030 (e)	50	47
CCO Holdings, LLC 4.25% 2/1/2031 (e)	535	492
CCO Holdings, LLC 4.50% 6/1/2033 (e)	70	61
CCO Holdings, LLC 4.25% 1/15/2034 (e)	70	60
Charter Communications Operating, LLC 4.80% 3/1/2050	61	46
Charter Communications Operating, LLC 3.70% 4/1/2051	180	114
Charter Communications Operating, LLC 3.90% 6/1/2052	292	189
Charter Communications Operating, LLC 5.25% 4/1/2053	302	239

8	Capital Group KKR Core Plus+

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Communication services (continued)
Charter Communications Operating, LLC 6.70% 12/1/2055	USD38	$36
Charter Communications Operating, LLC 3.85% 4/1/2061	100	60
Connect Finco SARL 9.00% 9/15/2029 (e)	600	637
DIRECTV Financing, LLC 5.875% 8/15/2027 (e)	29	29
DIRECTV Financing, LLC 8.875% 2/1/2030 (e)	100	101
DISH Network Corp. 11.75% 11/15/2027 (e)	266	277
EchoStar Corp. 10.75% 11/30/2029	230	255
EchoStar Corp. 6.75% Cash 11/30/2030 (g)	135	138
Embarq, LLC 7.995% 6/1/2036	100	42
Frontier Communications Holdings, LLC 6.75% 5/1/2029 (e)	70	71
Gray Media, Inc. 10.50% 7/15/2029 (e)	28	30
Gray Media, Inc. 5.375% 11/15/2031 (e)	100	75
Lindblad Expeditions, LLC 7.00% 9/15/2030 (e)	25	26
Meta Platforms, Inc. 4.60% 11/15/2032	231	233
Meta Platforms, Inc. 4.875% 11/15/2035	276	276
Meta Platforms, Inc. 5.50% 11/15/2045	69	67
Meta Platforms, Inc. 5.40% 8/15/2054	105	98
Meta Platforms, Inc. 5.625% 11/15/2055	149	143
Meta Platforms, Inc. 5.75% 11/15/2065	71	68
News Corp. 3.875% 5/15/2029 (e)	30	29
Sirius XM Radio, LLC 3.125% 9/1/2026 (e)	30	30
Sirius XM Radio, LLC 4.00% 7/15/2028 (e)	90	88
Sirius XM Radio, LLC 3.875% 9/1/2031 (e)	150	138
Snap, Inc. 6.875% 3/1/2033 (e)	70	73
TEGNA, Inc. 5.00% 9/15/2029	240	238
T-Mobile USA, Inc. 5.30% 5/15/2035	200	205
T-Mobile USA, Inc. 4.95% 11/15/2035	50	50
Univision Communications, Inc. 8.00% 8/15/2028 (e)	60	62
Univision Communications, Inc. 4.50% 5/1/2029 (e)	130	125
Univision Communications, Inc. 9.375% 8/1/2032 (e)	350	376
Verizon Communications, Inc. 2.355% 3/15/2032	23	20
Verizon Communications, Inc. 4.75% 1/15/2033	88	88
Verizon Communications, Inc. 5.25% 4/2/2035	250	254
Verizon Communications, Inc. 5.00% 1/15/2036	147	146
Verizon Communications, Inc. 5.75% 11/30/2045	35	35
Verizon Communications, Inc. 5.875% 11/30/2055	85	84
Verizon Communications, Inc. 6.00% 11/30/2065	39	39
Versant Media Group, Inc. 7.25% 1/30/2031 (e)	45	46
WarnerMedia Holdings, Inc. 4.054% 3/15/2029	150	146
WarnerMedia Holdings, Inc. 5.05% 3/15/2042	431	304
WarnerMedia Holdings, Inc. 5.141% 3/15/2052	33	22
WMG Acquisition Corp. 3.75% 12/1/2029 (e)	20	19
WMG Acquisition Corp. 3.875% 7/15/2030 (e)	35	34
		7,841

Health care 3.08%
AbbVie, Inc. 5.20% 3/15/2035	100	104
AbbVie, Inc. 5.60% 3/15/2055	250	251
AdaptHealth, LLC 5.125% 3/1/2030 (e)	35	34
Amgen, Inc. 5.25% 3/2/2033	200	207
Amgen, Inc. 5.65% 3/2/2053	200	196
Amneal Pharmaceuticals, LLC 6.875% 8/1/2032 (e)	35	37
AthenaHealth Group, Inc. 6.50% 2/15/2030 (e)	130	130
Avantor Funding, Inc. 4.625% 7/15/2028 (e)	100	100
Avantor Funding, Inc. 3.875% 11/1/2029 (e)	70	67
Bayer US Finance, LLC 6.25% 1/21/2029 (e)	200	210
Bristol-Myers Squibb Co. 5.20% 2/22/2034	200	208
Bristol-Myers Squibb Co. 5.55% 2/22/2054	175	172
Centene Corp. 2.45% 7/15/2028	30	28
Centene Corp. 2.50% 3/1/2031	35	30
CHS / Community Health Systems, Inc. 5.25% 5/15/2030 (e)	10	9
Cigna Group (The) 5.25% 1/15/2036	155	158
Cigna Group (The) 6.00% 1/15/2056	105	108
CVS Health Corp. 5.00% 9/15/2032	355	362
CVS Health Corp. 5.70% 6/1/2034	300	315

Capital Group KKR Core Plus+	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Health care (continued)
CVS Health Corp. 6.05% 6/1/2054	USD200	$199
CVS Health Corp. 6.20% 9/15/2055	40	41
DaVita, Inc. 4.625% 6/1/2030 (e)	100	97
DaVita, Inc. 6.875% 9/1/2032 (e)	60	63
DaVita, Inc. 6.75% 7/15/2033 (e)	90	93
Elevance Health, Inc. 5.70% 9/15/2055	200	196
Eli Lilly and Co. 5.10% 2/12/2035	275	284
Endo Finance Holdings, Inc. 8.50% 4/15/2031 (e)	50	53
Gilead Sciences, Inc. 5.55% 10/15/2053	50	50
Humana, Inc. 5.375% 4/15/2031	225	233
IQVIA, Inc. 6.25% 6/1/2032 (e)	110	115
Medline Borrower, LP 3.875% 4/1/2029 (e)	70	68
Medline Borrower, LP 6.25% 4/1/2029 (e)	70	72
Medline Borrower, LP 5.25% 10/1/2029 (e)	160	161
Molina Healthcare, Inc. 6.50% 2/15/2031 (e)	65	67
Molina Healthcare, Inc. 3.875% 5/15/2032 (e)	120	109
Owens & Minor, Inc. 4.50% 3/31/2029 (e)	317	215
Owens & Minor, Inc. 6.25% 4/1/2030 (e)	120	77
Takeda U.S. Financing, Inc. 5.20% 7/7/2035	200	204
Tenet Healthcare Corp. 4.25% 6/1/2029	275	271
Teva Pharmaceutical Finance Netherlands III BV 6.75% 3/1/2028	350	364
Teva Pharmaceutical Finance Netherlands III BV 6.00% 12/1/2032	200	210
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046	40	30
UnitedHealth Group, Inc. 5.15% 7/15/2034	185	190
UnitedHealth Group, Inc. 5.30% 6/15/2035	420	435
UnitedHealth Group, Inc. 5.625% 7/15/2054	125	123
UnitedHealth Group, Inc. 5.95% 6/15/2055	120	123
		6,869

Consumer discretionary 2.64%
Advance Auto Parts, Inc. 3.90% 4/15/2030	180	165
Advance Auto Parts, Inc. 3.50% 3/15/2032	80	68
Advance Auto Parts, Inc. 7.375% 8/1/2033 (e)	50	50
Allied Universal Holdco, LLC 6.875% 6/15/2030 (e)	115	120
Amazon.com, Inc. 4.65% 11/20/2035	172	171
Amazon.com, Inc. 5.45% 11/20/2055	275	269
Asbury Automotive Group, Inc. 4.625% 11/15/2029 (e)	110	108
Caesars Entertainment, Inc. 7.00% 2/15/2030 (e)	30	31
Carnival Corp. 5.75% 8/1/2032 (e)	110	113
Carnival Corp. 6.125% 2/15/2033 (e)	160	165
Daimler Trucks Finance North America, LLC 5.25% 1/13/2030 (e)	200	206
Fertitta Entertainment, LLC 4.625% 1/15/2029 (e)	60	58
Fertitta Entertainment, LLC 6.75% 1/15/2030 (e)	30	29
First Student Bidco, Inc. 4.00% 7/31/2029 (e)	110	107
Ford Motor Co. 3.25% 2/12/2032	400	353
Ford Motor Credit Co., LLC 6.798% 11/7/2028	200	210
Ford Motor Credit Co., LLC 5.875% 11/7/2029	200	205
Ford Motor Credit Co., LLC 5.73% 9/5/2030	200	203
Ford Motor Credit Co., LLC 7.122% 11/7/2033	200	215
Ford Motor Credit Co., LLC 6.50% 2/7/2035	200	207
Ford Motor Credit Co., LLC 5.869% 10/31/2035	200	198
General Motors Financial Co., Inc. 5.90% 1/7/2035	175	183
Home Depot, Inc. 4.95% 6/25/2034	300	307
Hyatt Hotels Corp. 5.75% 3/30/2032	175	184
Hyundai Capital America 4.90% 6/23/2028 (e)	93	95
Hyundai Capital America 5.30% 1/8/2030 (e)	325	335
Hyundai Capital America 5.10% 6/24/2030 (e)	94	96
LCM Investments Holdings II, LLC 4.875% 5/1/2029 (e)	110	109
LCM Investments Holdings II, LLC 8.25% 8/1/2031 (e)	80	85
Light and Wonder International, Inc. 7.25% 11/15/2029 (e)	40	41
Newell Brands, Inc. 6.625% 5/15/2032	95	92
Newell Brands, Inc. 7.50% 4/1/2046 (f)	35	29
Nissan Motor Co., Ltd. 8.125% 7/17/2035 (e)	250	266
Royal Caribbean Cruises, Ltd. 5.375% 1/15/2036	201	202
Scientific Games Holdings, LP 6.625% 3/1/2030 (e)	48	43

10	Capital Group KKR Core Plus+

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Consumer discretionary (continued)
Sonic Automotive, Inc. 4.625% 11/15/2029 (e)	USD50	$49
Starbucks Corp. 5.00% 2/15/2034	34	35
Starbucks Corp. 5.40% 5/15/2035	70	73
Universal Entertainment Corp. 9.875% 8/1/2029 (e)	200	196
Wand NewCo 3, Inc. 7.625% 1/30/2032 (e)	20	21
Wynn Resorts Finance, LLC 5.125% 10/1/2029 (e)	185	186
		5,878

Information technology 2.09%
Amphenol Corp. 4.625% 2/15/2036	275	270
Amphenol Corp. 5.30% 11/15/2055	133	127
ams-OSRAM AG 12.25% 3/30/2029 (e)	150	160
Analog Devices, Inc. 5.30% 4/1/2054	50	48
Booz Allen Hamilton, Inc. 4.00% 7/1/2029 (e)	35	34
Broadcom, Inc. 4.90% 2/15/2038	463	454
Cisco Systems, Inc. 5.10% 2/24/2035	390	401
Cloud Software Group, Inc. 6.50% 3/31/2029 (e)	40	41
Cloud Software Group, Inc. 9.00% 9/30/2029 (e)	460	479
Cloud Software Group, Inc. 8.25% 6/30/2032 (e)	405	423
Cloud Software Group, Inc. 6.625% 8/15/2033 (e)	50	50
CommScope Technologies, LLC 5.00% 3/15/2027 (e)	20	20
CommScope, LLC 9.50% 12/15/2031 (e)	90	91
Diebold Nixdorf, Inc. 7.75% 3/31/2030 (e)	40	43
Fair Isaac Corp. 6.00% 5/15/2033 (e)	150	155
Hughes Satellite Systems Corp. 5.25% 8/1/2026	15	14
Hughes Satellite Systems Corp. 6.625% 8/1/2026	360	329
Intel Corp. 3.05% 8/12/2051	20	12
Intel Corp. 5.60% 2/21/2054	115	106
Microchip Technology, Inc. 5.05% 2/15/2030	185	189
NCR Atleos Corp. 9.50% 4/1/2029 (e)	50	54
Oracle Corp. 5.50% 8/3/2035	60	59
Oracle Corp. 5.20% 9/26/2035	200	192
Oracle Corp. 6.00% 8/3/2055	132	117
Oracle Corp. 5.95% 9/26/2055	100	89
Oracle Corp. 6.10% 9/26/2065	100	88
Synopsys, Inc. 5.15% 4/1/2035	70	71
Synopsys, Inc. 5.70% 4/1/2055	125	124
Texas Instruments, Inc. 5.10% 5/23/2035	80	83
Texas Instruments, Inc. 5.15% 2/8/2054	85	80
UKG, Inc. 6.875% 2/1/2031 (e)	50	51
Unisys Corp. 10.625% 1/15/2031 (e)	79	81
Viasat, Inc. 6.50% 7/15/2028 (e)	50	49
WULF Compute, LLC 7.75% 10/15/2030 (e)	75	77
		4,661

Energy 1.45%
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029 (e)	95	96
Borr IHC, Ltd. 10.00% 11/15/2028 (e)	171	172
Caturus Energy, LLC 8.50% 2/15/2030 (e)	50	52
Civitas Resources, Inc. 8.625% 11/1/2030 (e)	20	21
Civitas Resources, Inc. 9.625% 6/15/2033 (e)	25	27
CNX Resources Corp. 7.375% 1/15/2031 (e)	55	57
Comstock Resources, Inc. 5.875% 1/15/2030 (e)	50	49
Crescent Energy Finance, LLC 9.25% 2/15/2028 (e)	50	52
Crescent Energy Finance, LLC 7.375% 1/15/2033 (e)	120	114
Devon Energy Corp. 5.75% 9/15/2054	225	207
Diamondback Energy, Inc. 5.75% 4/18/2054	105	99
DT Midstream, Inc. 4.375% 6/15/2031 (e)	90	88
Energy Transfer, LP 6.00% 2/1/2029 (e)	20	20
Energy Transfer, LP 5.20% 4/1/2030	50	52
Enterprise Products Operating, LLC 5.20% 1/15/2036	20	20
EQT Corp. 4.75% 1/15/2031	70	70
EQT Corp. 3.625% 5/15/2031 (e)	75	71
Expand Energy Corp. 5.875% 2/1/2029 (e)	30	30

Capital Group KKR Core Plus+	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Energy (continued)
Genesis Energy, LP 7.875% 5/15/2032	USD30	$31
Harvest Midstream I, LP 7.50% 9/1/2028 (e)	40	41
Harvest Midstream I, LP 7.50% 5/15/2032 (e)	20	21
Hess Midstream Operations, LP 5.875% 3/1/2028 (e)	10	10
Hess Midstream Operations, LP 4.25% 2/15/2030 (e)	125	123
Hess Midstream Operations, LP 5.50% 10/15/2030 (e)	80	81
Hilcorp Energy I, LP 6.00% 2/1/2031 (e)	40	38
Hilcorp Energy I, LP 6.25% 4/15/2032 (e)	40	38
Hilcorp Energy I, LP 8.375% 11/1/2033 (e)	50	51
NFE Financing, LLC 12.00% 11/15/2029 (e)(h)	1,100	319
NGL Energy Operating, LLC 8.125% 2/15/2029 (e)	50	52
NGL Energy Operating, LLC 8.375% 2/15/2032 (e)	90	93
Noble Finance II, LLC 8.00% 4/15/2030 (e)	40	42
Saturn Oil & Gas, Inc. 9.625% 6/15/2029 (e)	18	18
Summit Midstream Holdings, LLC 8.625% 10/31/2029 (e)	50	52
Sunoco, LP 4.50% 5/15/2029	30	29
Sunoco, LP 5.625% 3/15/2031 (e)	20	20
Sunoco, LP 7.25% 5/1/2032 (e)	110	116
Sunoco, LP 5.875% 3/15/2034 (e)	30	30
Sunoco, LP 7.875% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 4.23% on 9/18/2030) (e)(f)	50	51
Superior Plus, LP 4.50% 3/15/2029 (e)	30	29
Transocean International, Ltd. 8.75% 2/15/2030 (e)	30	31
Transocean International, Ltd. 7.875% 10/15/2032 (e)	15	16
Transocean Titan Financing, Ltd. 8.375% 2/1/2028 (e)	32	33
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029 (e)	70	66
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031 (e)	285	260
Venture Global LNG, Inc. 8.375% 6/1/2031 (e)	80	80
Venture Global LNG, Inc. 9.875% 2/1/2032 (e)	40	41
Venture Global Plaquemines LNG, LLC 6.125% 12/15/2030 (e)	25	25
Venture Global Plaquemines LNG, LLC 7.50% 5/1/2033 (e)	75	81
Venture Global Plaquemines LNG, LLC 6.50% 6/15/2034 (e)	25	26
		3,241

Real estate 1.21%
Boston Properties, LP 5.75% 1/15/2035	225	231
Brookfield Property REIT, Inc. 5.75% 5/15/2026 (e)	90	89
Howard Hughes Corp. (The) 5.375% 8/1/2028 (e)	40	40
Howard Hughes Corp. (The) 4.125% 2/1/2029 (e)	70	68
Howard Hughes Corp. (The) 4.375% 2/1/2031 (e)	50	48
Iron Mountain, Inc. 5.25% 7/15/2030 (e)	205	203
Kennedy-Wilson, Inc. 4.75% 3/1/2029	40	39
Kennedy-Wilson, Inc. 4.75% 2/1/2030	230	217
Kennedy-Wilson, Inc. 5.00% 3/1/2031	90	85
Ladder Capital Finance Holdings LLLP 4.75% 6/15/2029 (e)	20	20
Ladder Capital Finance Holdings LLLP 5.50% 8/1/2030	30	31
MPT Operating Partnership, LP 5.00% 10/15/2027	450	436
MPT Operating Partnership, LP 3.50% 3/15/2031	100	73
MPT Operating Partnership, LP 8.50% 2/15/2032 (e)	200	214
Park Intermediate Holdings, LLC 4.875% 5/15/2029 (e)	40	39
Service Properties Trust 4.95% 2/15/2027	150	151
Service Properties Trust 8.00% 9/30/2027 (e)	55	50
Service Properties Trust 3.95% 1/15/2028	120	113
Service Properties Trust 4.95% 10/1/2029	360	314
Service Properties Trust 8.625% 11/15/2031 (e)	215	226
		2,687

Industrials 1.10%
ADT Security Corp. 4.125% 8/1/2029 (e)	30	29
Amentum Holdings, Inc. 7.25% 8/1/2032 (e)	150	158
Avis Budget Car Rental, LLC 4.75% 4/1/2028 (e)	30	29
Avis Budget Car Rental, LLC 5.375% 3/1/2029 (e)	50	49
Axon Enterprise, Inc. 6.125% 3/15/2030 (e)	20	21
BAE Systems PLC 5.30% 3/26/2034 (e)	200	207

12	Capital Group KKR Core Plus+

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Industrials (continued)
Boeing Co. (The) 3.25% 2/1/2028	USD100	$98
Clarivate Science Holdings Corp. 3.875% 7/1/2028 (e)	50	48
Clean Harbors, Inc. 5.75% 10/15/2033 (e)	75	77
CoreLogic, Inc. 4.50% 5/1/2028 (e)	150	148
CSX Corp. 5.05% 6/15/2035	325	331
EquipmentShare.com, Inc. 9.00% 5/15/2028 (e)	55	57
EquipmentShare.com, Inc. 8.625% 5/15/2032 (e)	45	48
EquipmentShare.com, Inc. 8.00% 3/15/2033 (e)	25	26
Garda World Security Corp. 6.50% 1/15/2031 (e)	50	51
Icahn Enterprises, LP 6.25% 5/15/2026	6	6
Icahn Enterprises, LP 5.25% 5/15/2027	140	138
Icahn Enterprises, LP 9.75% 1/15/2029	120	120
Norfolk Southern Corp. 4.45% 3/1/2033	19	19
Norfolk Southern Corp. 5.10% 5/1/2035	35	36
Norfolk Southern Corp. 5.35% 8/1/2054	100	96
Reworld Holding Corp. 4.875% 12/1/2029 (e)	60	58
Sabre GLBL, Inc. 11.125% 7/15/2030 (e)	150	124
TransDigm, Inc. 6.375% 3/1/2029 (e)	95	98
TransDigm, Inc. 6.625% 3/1/2032 (e)	90	94
Union Pacific Corp. 5.10% 2/20/2035	176	182
Union Pacific Corp. 3.50% 2/14/2053	15	11
Union Pacific Corp. 5.60% 12/1/2054	83	83
		2,442

Materials 1.05%
BHP Billiton Finance (USA), Ltd. 5.75% 9/5/2055	58	59
Cleveland-Cliffs, Inc. 6.875% 11/1/2029 (e)	25	26
Cleveland-Cliffs, Inc. 6.75% 4/15/2030 (e)	140	144
Cleveland-Cliffs, Inc. 4.875% 3/1/2031 (e)	40	39
Cleveland-Cliffs, Inc. 7.50% 9/15/2031 (e)	60	63
Cleveland-Cliffs, Inc. 7.00% 3/15/2032 (e)	70	72
Cleveland-Cliffs, Inc. 7.625% 1/15/2034 (e)	110	115
Consolidated Energy Finance SA 12.00% 2/15/2031 (e)	150	106
CVR Partners, LP 6.125% 6/15/2028 (e)	80	80
Dow Chemical Co. (The) 5.95% 3/15/2055	250	228
First Quantum Minerals, Ltd. 9.375% 3/1/2029 (e)	210	221
FXI Holdings, Inc. 16.00% PIK 11/15/2029 (e)(f)(g)	83	48
FXI Holdings, Inc. 11.00% 11/15/2030 (e)	142	128
LYB International Finance III, LLC 5.50% 3/1/2034	19	19
LYB International Finance III, LLC 6.15% 5/15/2035	11	11
LYB International Finance III, LLC 5.875% 1/15/2036	130	129
Methanex Corp. 5.125% 10/15/2027	100	101
Methanex Corp. 5.25% 12/15/2029	40	40
Minera Mexico, SA de CV, 5.625% 2/12/2032 (e)	200	207
Mineral Resources, Ltd. 9.25% 10/1/2028 (e)	50	53
Mineral Resources, Ltd. 8.50% 5/1/2030 (e)	140	146
Quikrete Holdings, Inc. 6.375% 3/1/2032 (e)	40	42
Quikrete Holdings, Inc. 6.75% 3/1/2033 (e)	20	21
Rio Tinto Finance (USA) PLC 5.75% 3/14/2055	100	102
Samarco Mineracao SA 9.00% 6/30/2031 (9.00% PIK on 12/30/2026) (f)(g)	71	72
Samarco Mineracao SA 9.00% 6/30/2031 (9.00% PIK on 12/30/2026) (f)(g)	60	61
		2,333

Consumer staples 0.99%
Albertsons Cos., Inc. 3.50% 3/15/2029 (e)	70	67
B&G Foods, Inc. 5.25% 9/15/2027	20	20
B&G Foods, Inc. 8.00% 9/15/2028 (e)	90	89
BAT Capital Corp. 4.625% 3/22/2033	78	78
BAT Capital Corp. 6.25% 8/15/2055	200	207
Imperial Brands Finance PLC 5.625% 7/1/2035 (e)	200	206
Lamb Weston Holdings, Inc. 4.125% 1/31/2030 (e)	90	87
Mars, Inc. 5.20% 3/1/2035 (e)	265	272
Mars, Inc. 5.70% 5/1/2055 (e)	150	150
Mondelez International, Inc. 5.125% 5/6/2035	38	39

Capital Group KKR Core Plus+	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Consumer staples (continued)
Philip Morris International, Inc. 4.375% 4/30/2030	USD269	$271
Philip Morris International, Inc. 4.90% 11/1/2034	300	303
Philip Morris International, Inc. 4.875% 4/30/2035	51	51
Philip Morris International, Inc. 4.625% 10/29/2035	137	134
Post Holdings, Inc. 4.625% 4/15/2030 (e)	60	58
TreeHouse Foods, Inc. 4.00% 9/1/2028	110	110
United Natural Foods, Inc. 6.75% 10/15/2028 (e)	70	70
		2,212

Utilities 0.59%
Duke Energy Florida, LLC 4.85% 12/1/2035	50	50
Edison International 6.25% 3/15/2030	275	288
Florida Power & Light Co. 5.70% 3/15/2055	75	76
Long Ridge Energy, LLC 8.75% 2/15/2032 (e)	120	128
Northern States Power Co. 5.40% 3/15/2054	75	73
Pacific Gas and Electric Co. 4.95% 7/1/2050	100	85
Pacific Gas and Electric Co. 3.50% 8/1/2050	75	51
PacifiCorp 5.50% 5/15/2054	50	45
PG&E Corp. 5.25% 7/1/2030	140	139
Southern California Edison Co. 5.45% 3/1/2035	175	177
Southern California Edison Co. 6.20% 9/15/2055	50	50
Talen Energy Supply, LLC 8.625% 6/1/2030 (e)	140	148
		1,310

Municipals 0.27%
Pacific Gas and Electric Co. 5.70% 3/1/2035	425	437
Pacific Gas and Electric Co. 6.00% 8/15/2035	155	163
		600
Total corporate bonds and notes		54,123
Mortgage-backed obligations 21.41%
Federal agency mortgage-backed obligations 12.90%
Fannie Mae Pool #CA8827 2.50% 2/1/2051 (i)	367	311
Fannie Mae Pool #BQ7729 2.50% 3/1/2051 (i)	380	321
Fannie Mae Pool #BR3771 2.00% 4/1/2051 (i)	215	174
Fannie Mae Pool #FM6965 2.50% 4/1/2051 (i)	647	549
Fannie Mae Pool #FM7751 2.00% 5/1/2051 (i)	296	239
Fannie Mae Pool #CB0844 2.50% 6/1/2051 (i)	805	682
Fannie Mae Pool #FM8720 2.00% 8/1/2051 (i)	219	177
Fannie Mae Pool #BV7491 3.00% 8/1/2051 (i)	463	411
Fannie Mae Pool #BT7309 2.00% 9/1/2051 (i)	703	569
Fannie Mae Pool #CB2041 2.50% 11/1/2051 (i)	40	34
Fannie Mae Pool #FS0490 2.00% 1/1/2052 (i)	205	166
Fannie Mae Pool #BT2052 2.00% 3/1/2052 (i)	430	348
Fannie Mae Pool #FS6031 2.00% 6/1/2052 (i)	88	72
Fannie Mae Pool #FA2839 2.50% 7/1/2052 (i)	483	409
Fannie Mae Pool #BX4574 3.00% 8/1/2053 (i)	475	421
Fannie Mae Pool #DB6296 6.50% 6/1/2054 (i)	107	111
Fannie Mae Pool #MA5531 5.50% 11/1/2054 (i)	4,196	4,259
Fannie Mae Pool #MA5643 4.00% 3/1/2055 (i)	423	401
Fannie Mae Pool #MA5647 6.00% 3/1/2055 (i)	6,994	7,185
Fannie Mae Pool #190445 6.50% 3/1/2055 (i)	2,416	2,511
Fannie Mae Pool #MA5649 7.00% 3/1/2055 (i)	500	526
Fannie Mae Pool #MA5762 6.50% 7/1/2055 (i)	1,143	1,188
Freddie Mac Pool #QC5857 3.00% 8/1/2051 (i)	677	600
Freddie Mac Pool #SD0963 3.50% 1/1/2052 (i)	533	495
Freddie Mac Pool #QD6951 2.00% 2/1/2052 (i)	27	22
Freddie Mac Pool #RA6771 2.00% 2/1/2052 (i)	207	167
Freddie Mac Pool #SD4635 3.00% 6/1/2052 (i)	336	298
Freddie Mac Pool #SL2621 2.50% 7/1/2052 (i)	66	56
Freddie Mac Pool #SD4520 3.50% 7/1/2052 (i)	128	119
Freddie Mac Pool #SD8312 2.50% 1/1/2053 (i)	774	658
Freddie Mac Pool #SD8505 5.00% 2/1/2055 (i)	957	955

14	Capital Group KKR Core Plus+

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #QY1746 4.00% 4/1/2055 (i)	USD324	$308
Freddie Mac Pool #SD8525 6.00% 4/1/2055 (i)	200	205
Freddie Mac Pool #RQ0015 6.50% 6/1/2055 (i)	74	77
Freddie Mac Pool #RQ0082 4.00% 1/1/2056 (i)	1,000	949
Uniform Mortgage-Backed Security 3.00% 1/1/2056 (i)(j)	357	316
Uniform Mortgage-Backed Security 4.50% 1/1/2056 (i)(j)	1,375	1,342
Uniform Mortgage-Backed Security 5.00% 1/1/2056 (i)(j)	525	524
Uniform Mortgage-Backed Security 6.50% 1/1/2056 (i)(j)	538	560
		28,715

Collateralized mortgage-backed obligations 4.68%
BRAVO Residential Funding Trust, Series 2024-NQM7, Class A1, 5.554% 10/27/2064 (6.554% on 10/1/2028) (e)(f)(i)	703	709
BRAVO Residential Funding Trust, Series 2025-NQM5, Class A1, 5.496% 2/25/2065 (6.496% on 5/1/2027) (e)(f)(i)	184	186
COLT Funding, LLC, Series 2024-INV3, Class A1, 5.443% 9/25/2069 (6.443% on 8/1/2028) (e)(f)(i)	121	122
Finance of America Structured Securities Trust, Series 2025-PC1, Class A1, 4.50% 5/25/2075 (e)(f)(i)	213	207
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1B, (30-day Average USD-SOFR + 2.90%) 6.774% 4/25/2042 (b)(e)(i)	1,561	1,601
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA2, Class B2, (30-day Average USD-SOFR + 7.714%) 11.589% 3/25/2050 (b)(e)(i)	50	61
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA4, Class B2, (30-day Average USD-SOFR + 9.514%) 13.389% 9/25/2050 (b)(e)(i)	345	447
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA1, Class B2, (30-day Average USD-SOFR + 5.214%) 9.089% 1/25/2050 (b)(e)(i)	440	490
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA5, Class B2, (30-day Average USD-SOFR + 11.50%) 15.374% 10/25/2050 (b)(e)(i)	660	915
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA6, Class B2, (30-day Average USD-SOFR + 5.65%) 9.524% 12/25/2050 (b)(e)(i)	1,095	1,264
Morgan Stanley Residential Mortgage Loan Trust, Series 2025-DSC3, Class AIOS, 0.327% 9/25/2070 (b)(e)(i)	7,062	43
Morgan Stanley Residential Mortgage Loan Trust, Series 2025-DSC3, Class AIOS, 1.959% 9/25/2070 (b)(e)(i)	7,062	417
Morgan Stanley Residential Mortgage Loan Trust, Series 2025-DSC3, Class B1, 6.432% 9/25/2070 (b)(e)(i)	197	195
Morgan Stanley Residential Mortgage Loan Trust, Series 2025-DSC3, Class B2, 7.134% 9/25/2070 (b)(e)(i)	226	222
Morgan Stanley Residential Mortgage Loan Trust, Series 2025-DSC3, Class B3, 7.134% 9/25/2070 (b)(e)(i)	115	108
Onslow Bay Financial, LLC, Series 2025-NQM14, Class A1A, 5.162% 7/25/2065 (6.162% on 7/1/2029) (e)(f)(i)	524	526
Progress Residential Trust, Series 2024-SFR1, Class A, 3.35% 2/17/2041 (e)(i)	99	96
Progress Residential Trust, Series 2024-SFR1, Class E2, 3.85% 2/17/2041 (e)(i)	664	632
Progress Residential Trust, Series 2025-SFR3, Class D, 3.39% 7/17/2042 (e)(i)	800	736
Tricon Residential Trust, Series 2023-SFR2, Class A, 5.00% 12/17/2040 (e)(i)	130	131
Verus Securitization Trust, Series 2023-INV3, Class B2, 8.171% 11/25/2068 (b)(e)(i)	809	813
Verus Securitization Trust, Series 2024-8, Class A1, 5.364% 10/25/2069 (b)(e)(i)	495	498
		10,419

Commercial mortgage-backed securities 3.83%
ALA Trust, Series 2025-OANA, Class A, (1-month USD CME Term SOFR + 1.743%) 5.494% 6/15/2030 (b)(e)(i)	142	143
Bank Commercial Mortgage Trust, Series 2023-5YR1, Class B, 6.457% 4/15/2056 (b)(i)	1,087	1,123
Barclays Commercial Mortgage Securities, LLC, Series 2024-5C27, Class C, 6.70% 7/15/2057 (b)(i)	240	248
Barclays Commercial Mortgage Securities, LLC, Series 2025-5C34, Class A3, 5.659% 5/15/2058 (i)	666	698
Benchmark Mortgage Trust, Series 2018-B7, Class B, 4.842% 5/15/2053 (b)(i)	300	280
Benchmark Mortgage Trust, Series 2020-B22, Class AM, 2.163% 1/15/2054 (i)	203	174
Benchmark Mortgage Trust, Series 2022-B32, Class A5, 3.002% 1/15/2055 (b)(i)	190	170
BMO Mortgage Trust, Series 2025-5C10, Class B, 6.445% 5/15/2058 (b)(i)	1,000	1,044
BX Trust, Series 2025-VOLT, Class D, (1-month USD CME Term SOFR + 2.75%) 6.50% 12/15/2044 (b)(e)(i)	512	513
Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.616% 2/10/2049 (i)	340	338
Commercial Mortgage Trust, Series 2019-GC44, Class AM, 3.263% 8/15/2057 (i)	1,000	937
DATA 2023-CNTR Mortgage Trust, Series 2023-CNTR, Class A, 5.728% 8/12/2043 (b)(e)(i)	250	257
DC Commercial Mortgage Trust, Series 2023-DC, Class B, 6.804% 9/12/2040 (e)(i)	250	258
Durst Commercial Mortgage Trust, Series 2025-151, Class A, 5.145% 8/10/2042 (b)(e)(i)	175	179
Fontainebleau Miami Beach Trust, Series 2024-FBLU, Class E, (1-month USD CME Term SOFR + 3.15%) 6.90% 12/15/2039 (b)(e)(i)	500	504
HTL Commercial Mortgage Trust, Series 2024-T53, Class D, 8.198% 5/10/2039 (b)(e)(i)	100	102
Multifamily Connecticut Avenue Securities, Series 2023-01, Class M7, (30-day Average USD-SOFR + 4.00%) 7.874% 11/25/2053 (b)(e)(i)	379	391
Multifamily Connecticut Avenue Securities, Series 2025-01, Class M1, (30-day Average USD-SOFR + 2.40%) 6.274% 5/25/2055 (b)(e)(i)	289	290

Capital Group KKR Core Plus+	15

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Multifamily Connecticut Avenue Securities, Series 2025-01, Class M2, (30-day Average USD-SOFR + 3.10%) 6.974% 5/25/2055 (b)(e)(i)	USD258	$259
NYC Commercial Mortgage Trust, Series 2025-28L, Class D, 6.213% 11/5/2038 (b)(e)(i)	264	266
SCG Hotel Issuer, Inc., Series 2025-SNIP, Class A, 5.75% 9/15/2042 (b)(e)(i)	360	361
		8,535
Total mortgage-backed obligations		47,669
Asset-backed obligations 13.33%
Other asset-backed securities 6.48%
ACHD Trust, Series 2025-DS1, Class A, 5.978% 1/9/2034 (e)(i)	100	100
Affirm, Inc., Series 2024, Class 1A, 5.61% 2/15/2029 (e)(i)	100	100
Apollo Aviation Securitization Equity Trust, Series 2025-3A, Class A, 5.243% 2/16/2050 (e)(i)	658	660
Centersquare Issuer, LLC, Series 2025-5A, Class A2, 5.30% 12/27/2055 (i)	1,103	1,091
Global SC Finance SRL, Series 2025-1H, Class A, 6.169% 9/20/2045 (e)(i)	398	400
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040 (e)(i)	2,613	2,513
Grayrock Fund IV ABS Issuer, LLC, Series 2025-1, Class A, 6.118% 2/15/2041 (c)(d)(i)	2,026	2,026
Grayrock Fund IV ABS Issuer, LLC, Series 2025-1, Class B, 11.243% 2/15/2041 (c)(d)(i)	474	474
MESA Trust, Series 2025-1, Class A, 5.20% 6/25/2060 (c)(e)(i)	1,965	1,965
MESA Trust, Series 2025-1, Class B, 5.70% 6/25/2060 (c)(e)(i)	217	217
MESA Trust, Series 2025-1, Class C, 6.45% 6/25/2060 (c)(e)(i)	183	183
MESA Trust, Series 2025-1, Class A, 15.00% 6/25/2060 (c)(e)(i)	135	135
MMP Capital, Series 2025-A, Class A, 5.36% 12/15/2031 (e)(i)	79	80
MMP Capital, Series 2025-A, Class B, 5.72% 12/15/2031 (e)(i)	282	288
OWN Equipment Fund III, Series 2025-2M, Class C, 8.77% 3/27/2034 (e)(i)	500	502
PK ALIFT Loan Funding, Series 2025-2, Class A, 4.75% 3/15/2043 (e)(i)	244	245
SSI ABS Issuer, LLC, Series 2025-1, Class A, 6.15% 7/25/2065 (e)(i)	421	427
SSI ABS Issuer, LLC, Series 2025-1, Class B, 7.82% 7/25/2065 (e)(i)	396	402
Sunrun Julius Issuer, Series 2023-2A, Class A1, 6.60% 1/30/2059 (e)(i)	714	724
Sunrun Jupiter Issuer, LLC, Series 2022-1A, Class A, 4.75% 7/30/2057 (e)(i)	357	346
Sunrun Neptune Issuer, LLC, Series 2024-1A, Class A, 6.27% 2/1/2055 (e)(i)	112	111
SunStrong Issuer, LLC, Series 2025-1, Class A2, 5.95% 12/28/2055 (e)(i)	1,223	1,220
U.S. Bank National Association, Series 2025-SUP2, Class B1, 4.818% 9/25/2032 (e)(i)	230	231
		14,440

Home equity 4.51%
Unison Trust, Series 2025-1, Class A, 6.00% 7/25/2055 (i)	1,530	1,437
Unlock HEA Trust, Series 2025-2, Class A, 6.00% 11/25/2041 (e)(i)	322	323
Unlock HEA Trust, Series 2025-2, Class B, 7.25% 11/25/2041 (e)(i)	168	166
Unlock HEA Trust, Series 2025-3, Class A, 5.75% 12/25/2041 (e)(i)	1,999	1,994
Unlock HEA Trust, Series 2025-3, Class B, 7.25% 12/25/2041 (e)(i)	501	495
Woodward Capital Management, Series 2024-CES8, Class B2, 8.391% 11/25/2044 (e)(i)	3,000	3,052
Woodward Capital Management, Series 2025-CES1, Class B1, 7.653% 1/25/2045 (b)(e)(i)	2,500	2,567
		10,034

Auto loan 1.79%
American Credit Acceptance Receivables Trust, Series 2023-1, Class E, 9.79% 12/12/2029 (e)(i)	800	819
American Credit Acceptance Receivables Trust, Series 2022-4, Class E, 10.00% 1/14/2030 (e)(i)	800	816
Avis Budget Rental Car Funding (AESOP), LLC, Series 2022-1A, Class B, 4.30% 8/21/2028 (e)(i)	420	420
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-7, Class B, 6.44% 8/21/2028 (e)(i)	100	103
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6A, Class D, 7.37% 12/20/2029 (e)(i)	100	103
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-8A, Class D, 7.52% 2/20/2030 (e)(i)	100	103
Credit Acceptance Auto Loan Trust, Series 2024-3A, Class C, 5.39% 1/16/2035 (e)(i)	120	121
Hertz Vehicle Financing III, LLC, Series 2022-2A, Class A, 2.33% 6/26/2028 (e)(i)	500	489
Hertz Vehicle Financing, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027 (e)(i)	336	330
Hertz Vehicle Financing, LLC, Series 2024-1A, Class D, 9.22% 1/25/2029 (e)(i)	283	293
Hertz Vehicle Financing, LLC, Series 2025-5A, Class D, 7.74% 5/25/2030 (e)(i)	385	388
		3,985

Credit card 0.33%
Imprint Payments Credit Card Master Trust, Series 2025-A, Class D, 5.82% 9/15/2029 (e)(i)	322	323
Mission Lane Credit Card Master Trust, Series 2025-C, Class A, 4.78% 12/16/2030 (e)(i)	220	221

16	Capital Group KKR Core Plus+

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Credit card (continued)
Mission Lane Credit Card Master Trust, Series 2025-B, Class D, 5.80% 9/15/2031 (e)(i)	USD200	$200
		744

Student loan 0.22%
DRB Prime Student Loan Trust, Series 2017-B, Class R, 0% 8/25/2042 (c)(e)(i)	— (k)	69
JPTR Trust, Series 2025-1, Class R, 0% 12/25/2055 (c)(i)	30	30
JPTR Trust, Series 2025-1, Class A-FX, 4.95% 12/25/2055 (c)(i)	248	248
JPTR Trust, Series 2025-1, Class A-FL, (3-month USD CME Term SOFR + 1.20%) 5.077% 12/25/2055 (b)(c)(i)	19	19
JPTR Trust, Series 2025-1, Class B, 5.45% 12/25/2055 (c)(i)	42	42
JPTR Trust, Series 2025-1, Class C, 5.65% 12/25/2055 (c)(i)	10	10
JPTR Trust, Series 2025-1, Class D, 6.25% 12/25/2055 (c)(i)	7	7
SMB Private Education Loan Trust, Series 2022-D, Class C, 6.58% 10/15/2058 (e)(i)	51	53
		478
Total asset-backed obligations		29,681
U.S. Treasury bonds & notes 5.15%
U.S. Treasury 4.99%
U.S. Treasury 3.375% 11/30/2027	— (k)	1
U.S. Treasury 3.375% 12/31/2027	4,964	4,954
U.S. Treasury 4.00% 11/15/2035	290	286
U.S. Treasury 4.625% 11/15/2045 (l)	2,907	2,844
U.S. Treasury 4.75% 8/15/2055 (l)	3,068	3,023
		11,108

U.S. Treasury inflation-protected securities 0.16%
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2026 (m)	62	62
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2030 (m)	316	300
		362
Total U.S. Treasury bonds & notes		11,470
Bonds & notes of governments & government agencies outside the U.S. 0.42%
Mexico 0.18%
United Mexican States 4.75% 4/27/2032	200	195
United Mexican States 6.875% 5/13/2037	200	214
		409

State of Kuwait 0.09%
Kuwait (State of) 4.652% 10/9/2035 (e)	200	200

Canada 0.08%
Ontario (Province of) 3.90% 9/4/2030	173	173

Peru 0.07%
Peru (Republic of) 2.783% 1/23/2031	80	74
Peru (Republic of) 5.875% 8/8/2054	30	30
Peru (Republic of) 2.78% 12/1/2060	100	55
		159
Total bonds & notes of governments & government agencies outside the U.S.		941
Total bonds, notes & other debt instruments (cost: $215,862,000)		217,705
Common stock and other investments 1.00%	Shares
Financials 0.67%
Kasper 2, LP (c)(n)(o)	13,139,000	1,365

Capital Group KKR Core Plus+	17

Common stock and other investments (continued)	Shares	Value (000)
Financials (continued)
KKR Maguire Aggregator, LLC (c)(n)(o)	140,059	$140
		1,505
Industrials 0.33%
KSC I Aircraft, LP (c)(n)(o)	729,034	729
Energy 0.00%
New Fortress Energy, Inc., Class A (n)	4,124	5
Total common stock and other investments (cost: $2,209,000)		2,239
Convertible bonds & notes 0.08%	Principal amount (000)
Communication services 0.03%
EchoStar Corp., convertible notes, 3.875% Cash 11/30/2030 (g)	USD21	68
Information technology 0.05%
Strategy, Inc., 0% 12/1/2029	130	107
Total convertible bonds & notes (cost: $142,000)		175
Short-term securities 3.74%	Shares
Money market investments 3.74%
Capital Group Central Cash Fund 3.79% (p)(q)	83,313	8,332
Total short-term securities (cost: $8,331,000)		8,332
Total investment securities 102.58% (cost: $226,544,000)		228,451
Other assets less liabilities (2.58)%		(5,755)
Net assets 100.00%		$222,696
Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)
2 Year U.S. Treasury Note Futures	Long	281	3/31/2026	USD58,670	$(13)
5 Year U.S. Treasury Note Futures	Long	494	3/31/2026	53,997	(130)
10 Year U.S. Treasury Note Futures	Long	243	3/20/2026	27,322	(190)
10 Year Ultra U.S. Treasury Note Futures	Short	66	3/20/2026	(7,591)	27
U.S. Treasury Long Term Bonds Futures	Long	46	3/20/2026	5,317	(64)
U.S. Treasury Ultra Long-Term Bonds Futures	Long	43	3/20/2026	5,074	(76)
					$(446)
Forward currency contracts

Contract amount				Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2025 (000)
Currency purchased (000)		Currency sold (000)
USD	1,313	NOK	13,270	JPMorgan Chase & Co.	1/7/2026	$(4)
USD	124	EUR	105	Morgan Stanley	1/30/2026	— (k)
						$(4)

18	Capital Group KKR Core Plus+

Swap contracts

Interest rate swaps
Centrally cleared interest rate swaps
Receive		Pay		Expiration date	Notional amount (000)	Value at 12/31/2025 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
Rate	Payment frequency	Rate	Payment frequency
SOFR	Annual	3.475%	Annual	11/3/2032	USD3,540	$24	$—	$24
SOFR	Annual	3.648%	Annual	10/2/2035	2,560	28	—	28
SOFR	Annual	3.482%	Annual	10/2/2035	2,899	18	—	18
SOFR	Annual	3.480%	Annual	10/2/2035	2,897	18	—	18
SOFR	Annual	3.482%	Annual	10/2/2035	2,824	17	—	17
						$105	$—	$105
Credit default swaps
Centrally cleared credit default swaps on credit indices — sell protection
Reference index	Financing rate received	Payment frequency	Expiration date	Notional amount(r) (000)	Value at 12/31/2025(s) (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
CDX.NA.HY.45	5.00%	Quarterly	12/20/2030	USD2,023	$154	$153	$1
CDX.NA.IG.45	1.00%	Quarterly	12/20/2030	2,337	53	54	(1)
					$207	$207	$— (k)
Investments in affiliates(q)

	Value at 4/24/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)
Short-term securities 3.74%
Money market investments 3.74%
Capital Group Central Cash Fund 3.79%(p)	$—	$208,488	$200,172	$15	$1	$8,332	$641
Restricted securities(d)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Bonterra, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.422% 3/5/2032 (a)(b)(c)	4/24/2025 - 8/27/2025	$3,975	$4,013	1.80%
Bonterra, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.687% 3/5/2032 (a)(b)(c)	5/29/2025	705	708	0.32
Bonterra, LLC, Revolver, (3-month USD CME Term SOFR + 4.75%) 8.436% 3/5/2032 (a)(b)(c)	4/24/2025	105	106	0.05
Truck-Lite Co., LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.484% 2/13/2032 (a)(b)(c)	6/17/2025 - 8/27/2025	3,893	3,908	1.76
Truck-Lite Co., LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.484% 2/13/2032 (a)(b)(c)	6/17/2025 - 8/27/2025	143	144	0.06
Truck-Lite Co., LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.477% 2/13/2032 (a)(b)(c)	6/17/2025	110	111	0.05
Truck-Lite Co., LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.451% 2/13/2032 (a)(b)(c)	6/17/2025	29	29	0.01

Capital Group KKR Core Plus+	19

Restricted securities(d) (continued)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Packaging Coordinators Midco, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.59% 1/22/2032 (a)(b)(c)	8/27/2025	$4,018	$4,033	1.81%
MEDX Holdings, LLC, Term Loan, (1-month USD CME Term SOFR + 4.75%) 8.466% 7/21/2032 (a)(b)(c)	7/21/2025 - 8/27/2025	3,696	3,734	1.68
TPSI Receivables, LLC, Revolver, (3-month USD CME Term SOFR + 4.75%) 8.572% 1/24/2029 (a)(b)(c)	4/24/2025	3,407	3,458	1.55
Fortna AR, LLC, Revolver, (3-month USD CME Term SOFR + 4.75%) 8.493% 6/1/2029 (a)(b)(c)	4/24/2025	3,377	3,421	1.54
Integrity Marketing Acquisition, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 8.822% 8/25/2028 (a)(b)(c)	4/24/2025	3,178	3,184	1.43
Low Voltage Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.422% 4/28/2032 (a)(b)(c)	4/30/2025 - 5/29/2025	2,566	2,599	1.17
Grayrock Fund IV ABS Issuer, LLC, Series 2025-1, Class A, 6.118% 2/15/2041 (c)(i)	12/29/2025	2,026	2,026	0.91
Grayrock Fund IV ABS Issuer, LLC, Series 2025-1, Class B, 11.243% 2/15/2041 (c)(i)	12/29/2025	474	474	0.21
FSS Buyer, LLC, Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.216% 8/29/2031 (a)(b)(c)	4/24/2025	2,461	2,496	1.12
Oak Funding, LLC, Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.287% 12/2/2032 (a)(b)(c)	12/2/2025	907	907	0.41
Dispatch Acquisition Holdings, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.422% 11/19/2032 (a)(b)(c)	11/19/2025	842	842	0.38
Dispatch Acquisition Holdings, LLC, Revolver, (3-month USD CME Term SOFR + 4.75%) 8.589% 11/19/2032 (a)(b)(c)	11/19/2025	55	55	0.02
Higginbotham Insurance Agency, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.216% 6/11/2031 (a)(b)(c)	12/11/2025	852	853	0.38
Medmark Media Communications, Inc., Term Loan, (3-month USD CME Term SOFR + 5.25%) 8.922% 2/16/2030 (a)(b)(c)	12/4/2025	827	827	0.37
Jamestown Funding Trust, Term Loan, (1-month USD CME Term SOFR + 2.20%) 5.86% 6/15/2072 (a)(b)(c)	6/13/2025	451	451	0.21
Jamestown Funding Trust, Term Loan, (1-month USD CME Term SOFR + 3.15%) 6.81% 6/15/2072 (a)(b)(c)	6/13/2025	361	361	0.16
Webpros Holding SARL, Term Loan, (3-month USD CME Term SOFR + 5.00%) 8.818% 12/4/2032 (a)(b)(c)	12/5/2025	804	804	0.36
Webpros Holding SARL, Revolver, (3-month USD CME Term SOFR + 5.00%) 8.75% 6/4/2032 (a)(b)(c)	12/5/2025	8	8	0.01
John Wood Group PLC, Revolver, (3-month USD CME Term SOFR + 5.50%) 9.284% 10/31/2028 (a)(b)(c)	9/9/2025	720	722	0.32
Safety Borrower Holdings, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.451% 12/20/2032 (a)(b)(c)	12/19/2025	606	605	0.27
Safety Borrower Holdings, LLC, Revolver, (3-month USD CME Term SOFR + 4.75%) 10.50% 12/20/2032 (a)(b)(c)	12/19/2025	6	6	0.01
ClubCorp Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 5.00%) 8.672% 7/9/2032 (a)(b)(c)	7/10/2025	422	426	0.19
Woolpert Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.316% 4/5/2032 (a)(b)(c)	9/26/2025	360	363	0.17
Woolpert, Inc., Revolver, (3-month USD CME Term SOFR + 4.50%) 8.316% 4/5/2031 (a)(b)(c)	9/26/2025	6	6	0.00 (t)
Koala Investment Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.172% 8/29/2032 (a)(b)(c)	8/29/2025	275	275	0.12

20	Capital Group KKR Core Plus+

Restricted securities(d) (continued)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Railpros, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 10.043% 5/24/2032 (a)(b)(c)	8/4/2025	$143	$143	0.06%
Navex Global Holding Co., (3-month USD CME Term SOFR + 5.00%) 8.912% 10/14/2032 (a)(b)(c)	10/14/2025	92	92	0.04
Total		$41,900	$42,190	18.95%

(a)	Loan participations and assignments; may be subject to legal or contractual restrictions on resale.
(b)
Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

(c)	Value determined using significant unobservable inputs.
(d)	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933.
(e)
Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the
U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $58,827,000, which represented
26.42% of the net assets of the fund.

(f)	Step bond; coupon rate may change at a later date.
(g)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
(h)	Scheduled interest and/or principal payment was not received.
(i)	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(j)	Represents securities transacted on a TBA basis.
(k)	Amount less than one thousand.
(l)	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $2,881,000, which represented 1.29% of the net assets of the fund.
(m)	Index-linked bond whose principal amount moves with a government price index.
(n)	Non-income producing.
(o)	Special purpose vehicle.
(p)	Rate represents the seven-day yield at 12/31/2025.
(q)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(r)	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
(s)
The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

(t)	Amount less than 0.01%.

Key to abbreviation(s)
CME = CME Group
DAC = Designated Activity Company
EUR = Euro
EURIBOR = Euro Interbank Offered Rate
NOK = Norwegian Krone
PIK = Payment In Kind
REIT = Real Estate Investment Trust
SOFR = Secured Overnight Financing Rate
TBA = To be announced
USD = U.S. Dollar
UST = U.S. Treasury
Refer to the notes to financial statements.

Capital Group KKR Core Plus+	21

Financial statements
Statement of assets and liabilities at December 31, 2025

(dollars in thousands)
Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $218,213)	$220,119
Affiliated issuers (cost: $8,331)	8,332	$228,451
Cash		947
Net unrealized appreciation on unfunded commitments*		56
Receivables for:
Sales of investments	3,549
Sales of fund’s shares	494
Dividends and interest	1,555
Variation margin on futures contracts	12
Variation margin on centrally cleared swap contracts	27
Expense reimbursement	385	6,022
		235,476
Liabilities:
Unrealized depreciation on open forward currency contracts		4
Payables for:
Purchases of investments	8,489
Dividends on fund’s shares	2,949
Investment advisory services	806
Services provided by related parties	41
Trustees’ deferred compensation	52
Variation margin on futures contracts	154
Other	285	12,776
Commitments and contingencies*
Net assets at December 31, 2025		$222,696
Net assets consist of:
Capital paid in on shares of beneficial interest		$220,457
Total distributable earnings (accumulated loss)		2,239
Net assets at December 31, 2025		$222,696

*	Refer to Note 5 for further information on unfunded commitments and Note 7 for further information on the expense recoupment.

(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (21,927 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$1,906	188	$10.16
Class A-2	10	1	10.16
Class A-3	1,490	147	10.16
Class F-2	53,470	5,265	10.16
Class F-3	165,810	16,325	10.16
Class R-6	10	1	10.16

Refer to the notes to financial statements.

22	Capital Group KKR Core Plus+

Financial statements (continued)
Statement of operations for the period ended December 31, 20251

(dollars in thousands)
Investment income:
Income:
Interest from unaffiliated issuers	$8,212
Dividends from affiliated issuers	641	$8,853
Fees and expenses[2]:
Investment advisory services	807
Distribution services	3
Transfer agent services	23
Administrative services	40
Reports to shareholders	— [3]
Accounting and administrative services	170
Trustees’ compensation	156
Auditing and legal	196
Registration statement and prospectus	84
Custodian	— [3]
Independent valuation services	27
Other	16
Total fees and expenses before waivers/reimbursements	1,522
Less:
Expense reimbursement	(960)
Recoupment of expense reimbursement	575
Net expense reimbursement	(385)
Total fees and expenses after waivers/reimbursements		1,137
Net investment income		7,716
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	1,023
Affiliated issuers	15
Options written	14
Futures contracts	661
Forward currency contracts	25
Swap contracts	857
Currency transactions	(3)	2,592
Net unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	1,962
Affiliated issuers	1
Futures contracts	(446)
Forward currency contracts	(4)
Swap contracts	105	1,618
Net realized gain (loss) and unrealized appreciation (depreciation):		4,210
Net increase (decrease) in net assets resulting from operations		$11,926
1
For the period April 24, 2025 through December 31, 2025.
2
Additional information related to class-specific fees and expenses is included in the notes to financial statements.
3
Amount less than one thousand.
Refer to the notes to financial statements.

Capital Group KKR Core Plus+	23

Financial statements (continued)
Statement of changes in net assets

(dollars in thousands)
Period ended December 31,
2025*

Operations:
Net investment income	$7,716
Net realized gain (loss)	2,592
Net unrealized appreciation (depreciation)	1,618
Net increase (decrease) in net assets resulting from operations	11,926
Distributions paid or accrued to shareholders	(9,687)
Net capital share transactions	220,457
Total increase (decrease) in net assets	222,696
Net Assets:
Beginning of period	—
End of period	$222,696

*	For the period April 24, 2025 through December 31, 2025.

Refer to the notes to financial statements.

24	Capital Group KKR Core Plus+

Financial statements (continued)
Statement of cash flows for the period ended December 31, 2025*

(dollars in thousands)
Cash flows from operating activities:
Net increase in net assets resulting from operations	$11,926
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investment securities	(720,934)
Proceeds from sales and repayments of investment securities	505,200
Net purchases, sales and maturities of short-term investments	(9,467)
Payment-in-kind income	(13)
Net realized (gain) loss on investments	(1,038)
Net unrealized (appreciation) depreciation on investments and forward currency contracts	(1,959)
Net amortization of premium (accretion of discount)	(292)
Changes in assets and liabilities:
(Increase) decrease in receivables for sales of investments	(3,549)
(Increase) decrease in receivables for dividends and interest	(1,555)
(Increase) decrease in receivables for variation margin on futures contracts	(12)
(Increase) decrease in receivables for variation margin on centrally cleared swap contracts	(27)
(Increase) decrease in receivables for expense reimbursement	(385)
Increase (decrease) in payables for purchases of investments	8,489
Increase (decrease) in payables for investment advisory services	806
Increase (decrease) in payables for variation margin on futures contracts	154
Increase (decrease) in payables for services provided by related parties	41
Increase (decrease) in other payables	285
Increase (decrease) in payables for trustees’ deferred compensation	52
Net cash provided by (used in) operating activities	(212,278)

Cash flows from financing activities:
Distributions paid to shareholders	(6,661)
Proceeds from sales of fund’s shares	220,149
Payments on shares repurchased	(263)
Net cash provided by (used in) financing activities	213,225
Net increase (decrease) in cash	947
Cash at beginning of period	—
Cash at end of period	$947

Supplemental disclosure of cash flow information:
Reinvestment of distributions	$77
*
For the period April 24, 2025 through December 31, 2025.
Refer to the notes to financial statements.

Capital Group KKR Core Plus+	25

Notes to financial statements
1. Organization

Capital Group KKR Core Plus+ (the “fund”) was organized on October 4, 2024 as a Delaware statutory trust. The fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a nondiversified, closed-end management investment company operating as an interval fund, and its shares are registered under the Securities Act of 1933. The fund’s investment objective is to provide a high level of current income and seek maximum total return, consistent with preservation of capital. The fund will seek to allocate approximately 60% of its net assets to public debt assets and approximately 40% to private credit assets. Capital Research and Management Company (“CRMC”) is the fund’s investment adviser. KKR Credit Advisors (US) LLC (“KKR”) is the fund’s sub-adviser and primarily manages private credit assets held by the fund.
The fund has six share classes consisting of five retail share classes (Classes A, A-2, A-3, F-2 and F-3) and one retirement plan share class (Class R-6). The retirement plan share class is generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:
Share class	Initial sales charge	Contingent deferred sales charge upon redemption
Class A	Up to 3.75%	0.75% for redemptions within 18 months of purchase for investments of $500,000 or more
Class A-2	Up to 2.00%	1.00% for redemptions within one year of purchase for investments of $250,000 or more
Class A-3	None	None
Classes F-2 and F-3	None	None
Class R-6	None	None
Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.
2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board ("FASB"). The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP“). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.
Operating segments — The fund represents a single operating segment as the operating results of the fund are monitored as a whole and its long-term asset allocation is determined in accordance with the terms of its prospectus, based on defined investment objectives that are executed by the fund’s portfolio management team. A senior executive team comprised of the fund’s Principal Executive Officer and Principal Financial Officer, serves as the fund’s chief operating decision maker (“CODM”), who act in accordance with Board of Trustee reviews and approvals. The CODM uses financial information, such as changes in net assets from operations, changes in net assets from fund share transactions, and income and expense ratios, consistent with that presented within the accompanying financial statements and financial highlights to assess the fund’s profits and losses and to make resource allocation decisions. Segment assets are reflected in the statement of assets and liabilities as net assets, which consists primarily of investment securities, at value, and significant segment expenses are listed in the accompanying statement of operations.
Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

26	Capital Group KKR Core Plus+

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.
Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.
Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.
3. Valuation

CRMC, the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, exchange-traded funds, and certain convertible preferred stocks that trade on an exchange or market, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities and loans other than directly originated loans, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Example of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral characteristics or performance and other reference data
(collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Capital Group KKR Core Plus+	27

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures on the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, and terms of the contract.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. Directly originated loans are valued on an individual loan basis. The fair value of each loan may be informed by the inputs of third-party services. These valuations will incorporate borrower-specific information such as credit performance, significant events affecting the borrower or underlying collateral, and relevant market developments each business day that the New York Stock Exchange is open. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The fund’s valuation levels as of December 31, 2025, were as follows (dollars in thousands):
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Loans	$—	$1,039	$72,782	$73,821
Corporate bonds and notes	—	51,392	2,731	54,123
Mortgage-backed obligations	—	47,669	—	47,669
Asset-backed obligations	—	24,256	5,425	29,681
U.S. Treasury bonds & notes	—	11,470	—	11,470
Bonds & notes of governments & government agencies outside the U.S.	—	941	—	941
Common stock and other investments	5	—	2,234	2,239
Convertible bonds & notes	—	175	—	175
Short-term securities	8,332	—	—	8,332
Total	$8,337	$136,942	$83,172	$228,451

28	Capital Group KKR Core Plus+

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$27	$—	$—	$27
Unrealized appreciation on centrally cleared interest rate swaps	—	105	—	105
Unrealized appreciation on centrally cleared credit default swaps	—	1	—	1
Liabilities:
Unrealized depreciation on futures contracts	(473)	—	—	(473)
Unrealized depreciation on forward currency contracts	—	(4)	—	(4)
Unrealized depreciation on centrally cleared credit default swaps	—	(1)	—	(1)
Total	$(446)	$101	$—	$(345)
1
Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.
The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the period April 24, 2025 through December 31, 2025 (dollars in thousands):
	Beginning value at April 24, 2025	Transfers into Level 3[2]	Purchases	Sales and paydowns	Accrued premiums/ discounts	Net realized gain (loss)[3]	Unrealized appreciation (depreciation)[3]	Transfers out of Level 3[2]	Ending value at 12/31/2025
Loans	$—	$—	$73,384	$(1,201)	$38	$1	$560	$—	$72,782
Corporate bonds and notes	—	—	2,667	—	—	—	64	—	2,731
Asset- backed obligations	—	—	5,420	—	(15)	—	20	—	5,425
Common stock and other investments	—	—	2,186	—	—	—	48	—	2,234
Total	$—	$—	$83,657	$(1,201)	$23	$1	$692	$—	$83,172

Net unrealized appreciation (depreciation) on Level 3 investment securities held at December 31, 2025									$692
2
Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.
3
Net realized gain (loss) and unrealized appreciation (depreciation) are included in the related amounts on investments in the fund’s statement of operations.
Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):
	Value at 12/31/2025	Valuation technique(s)	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†
Loans	72,782	Yield analysis	Yield	6%-10%	8%	Decrease
			Discount margin	2%-10%	8%	Decrease
		Transaction	Transaction price	Not applicable	Not applicable	Not applicable
Corporate bonds and notes	2,731	Yield analysis	Yield	6%	6%	Decrease
Asset-backed obligations	5,425	Yield analysis	Yield	5%-18%	6%	Decrease
		Transaction	Transaction price	Not applicable	Not applicable	Not applicable
Common stock and other investments	$2,234	Yield analysis	Yield	9%-10%	10%	Decrease
		Transaction	Transaction price	Not applicable	Not applicable	Not applicable
Total	$83,172
*
Weighted average is by relative fair value.
†
This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Capital Group KKR Core Plus+	29

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.
Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.
Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.
Repurchase offers risk — The fund is an interval fund and, in order to provide liquidity to shareholders, the fund, subject to applicable law, will conduct periodic repurchase offers of 5% to 25% of its outstanding shares at net asset value, subject to approval of the board. The fund expects initially to conduct quarterly repurchase offers for 10% of its outstanding shares under ordinary circumstances. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may request that more shares be repurchased than they wish to have repurchased in a particular month, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the net asset value per share of shares subject of a repurchase request in a repurchase offer may decline to the extent there is any delay between the repurchase request deadline and the date on which the net asset value for tendered shares is determined. Such fluctuations may be exacerbated by currency fluctuations to the extent the fund invests in securities denominated in currencies other than the U.S. dollar. The net asset value on the repurchase request deadline or the repurchase pricing date may be higher or lower than on the date a shareholder submits a repurchase request.
The fund believes that these repurchase offers are generally beneficial to the fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the fund to be fully invested or force the fund to maintain a higher percentage of its assets in liquid investments than would otherwise be the case, which could adversely affect the fund’s investment performance. In addition, diminution in the size of the fund through repurchases may result in an increased expense ratio for shareholders who do not submit a repurchase request, may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant) and, unless offset by sufficient sales of fund shares, may limit the ability of the fund to participate in new investment opportunities or to achieve its investment objective.
Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer. To the extent that the market prices of securities of issuers in the same or related industries or sectors tend to move in the same direction at the same time, and these issuers make up a sizeable portion of the market, events affecting one issuer, industry or sector or the securities markets generally may have a larger impact. If such issuers represent a substantial portion of major market indices, or the economy, a downturn in the prices of their securities may have a disproportionate adverse effect on the overall market, even if other segments of the market perform well. The fund’s portfolio managers invest in issuers based on their level of investment conviction. At times, the fund may invest more significantly in a single issuer, which could increase the fund’s volatility and the risk of loss arising from the factors described above.
Investing in debt instruments — The prices of, and the income generated by, bonds, loans and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.
Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-based finance securities, are less likely to refinance existing

30	Capital Group KKR Core Plus+

debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased repurchase requests from fund shareholders. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.
Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The investment adviser and the sub-adviser rely on their own credit analysts to research issuers and issues in assessing credit and default risks.
Investing in lower rated debt instruments — Lower rated debt securities or instruments, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations (also known as “junk bonds”), generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty.
Investing in illiquid investments and liquidity risk — The sub-adviser expects to invest primarily in private, illiquid securities. Illiquid assets may be more difficult to value, especially in changing markets. In addition, illiquid securities are typically subject to restrictions on resale and the fund may be legally, contractually or otherwise prohibited from selling or disposing certain investments for a period of time. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.
Fund holdings in general may be or may become difficult or impossible to sell, particularly during times of market turmoil. In addition legal or contractual restrictions on resale, liquidity may be impacted by the lack of an active market for a holding or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings.
Investing outside the U.S. — Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, than those in the U.S. As a result, the fund’s investments outside the U.S. may be subject to limited available information and, may be more difficult to value than investments in the U.S; the fund may be unable to pursue legal remedies or obtain and enforce judgments in local courts; and repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.
Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and

Capital Group KKR Core Plus+	31

recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.
Investing in mortgage-related and other asset-based finance securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-based finance securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. Investments in such securities may include collateralized debt obligations, such as collateralized loan obligations and collateralized mortgage obligations, and may, from time to time, include lower-rated tranches of these instruments. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-based finance securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-based finance securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-based finance securities are subject to similar risks, as well as additional risks associated with the assets underlying those securities.
Interest rate risk — The values and liquidity of the securities held by the fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The fund may invest in variable and floating rate securities. When the fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.
Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).
Investing in future delivery contracts — The fund may enter into transactions involving future delivery contracts, such as to-be-announced (TBA) contracts and mortgage dollar rolls. These contracts involve the purchase or sale of mortgage-backed securities for settlement at a future date and predetermined price. When the fund enters into a TBA commitment for the sale of mortgage-backed securities (which may be referred to as having a short position in such TBA securities), the fund may or may not hold the types of mortgage-backed securities required to be delivered. The fund may choose to roll these transactions in lieu of settling them.

32	Capital Group KKR Core Plus+

When the fund rolls the purchase of these types of future delivery transactions, the fund simultaneously sells the mortgage-backed securities for delivery in the current month and repurchases substantially similar securities for delivery at a future date at a predetermined price. When the fund rolls the sale of these transactions rather than settling them, the fund simultaneously purchases the mortgage-backed securities for delivery in the current month and sells substantially similar securities for delivery at a future date at a predetermined price. Such roll transactions can increase the turnover rate of the fund and may increase the risk that market prices may move unfavorably between the original and new contracts, potentially resulting in losses or reduced returns for the fund.
Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.
Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.
Currency — The prices of, and the income generated by, debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa.
Investing in subordinated and unsecured or partially secured loans — The fund will, from time to time, invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan could have a claim on the same collateral pool as the first lien or it could be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than Senior Loans of the same borrower.
Investing in securities backed by the U.S. government — U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.
Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.
Valuation risk — Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments are generally valued at evaluated prices obtained from third-party pricing vendors and generally trade on an OTC market which could be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments generally carries more risk than that of common stock. In addition, other market participants may value securities differently than the fund. As a result, the fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the fund is less than the value carried on the fund’s books. These risks are heightened with respect to private fixed-income instruments, which rarely have readily available market quotations. As a result, such securities require the investment adviser to estimate, in accordance with their valuation policies, the fair value of such investments on the valuation date. Fair value pricing is based on subjective judgments, significant unobservable inputs and may differ materially from the value that would be realized if the security were to be sold. Absent bad faith or manifest error, valuation determinations of the investment adviser will be conclusive and binding on shareholders of the fund.
Nondiversification — As a nondiversified fund, the fund may invest a greater percentage of its assets in fewer issuers than a diversified fund. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political, geographic or regulatory occurrence than a diversified fund might be. In addition, poor performance by a single issuer could adversely

Capital Group KKR Core Plus+	33

affect fund performance more than if the fund were invested in a larger number of issuers. The value of the fund’s shares can be expected to fluctuate more than might be the case if the fund were more broadly diversified.
Dependence on investment adviser and sub-adviser — The fund’s strategy to invest in publicly-traded fixed income securities and private credit loans and securities is highly dependent on the strategic partnership between, and the investment advisory services provided by, both the investment adviser and the sub-adviser. As a result, the investment adviser and sub-adviser have agreed that the investment adviser will terminate its own Investment Advisory and Service Agreement with the fund if it or the board of the fund provides notice of termination or non-renewal of the investment adviser’s Subadvisory Agreement with KKR Credit with respect to the fund without cause. If the Subadvisory Agreement and/or the Investment Advisory and Service Agreement is terminated for any reason, the fund would incur costs in order to find a replacement adviser and, in the event it were unable to find a replacement adviser, may be forced to liquidate.
Management — The investment adviser and sub-adviser to the fund actively manage the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser or sub-adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.
Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions of TBA securities in which the fund sells a TBA mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar TBA security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions and may result in an increase to the fund’s portfolio turnover rate. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.
Loans — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. These loans are often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The fund also invests in loans originated or negotiated by non-bank lenders in private markets, including first-lien loans, unsecured loans and secured subordinated loans (such as second and lower lien loans). Due to their unsecured or partially secured status, lower lien loans involve a higher degree of risk overall than senior loans of the same borrower. A loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal. There may be no active trading market for some loans, and the fund may not be able to readily dispose of certain loans at desired prices.
Unfunded commitments — The fund has participated in transactions that involve unfunded commitments, which may obligate the fund to make certain investments, including unsettled bank loan purchase transactions. The table below presents the fund’s unfunded commitments as of December 31, 2025 (dollars in thousands). Net unrealized appreciation is disclosed as net unrealized appreciation on unfunded commitments in the fund’s statement of assets and liabilities and is included in net unrealized appreciation or depreciation on investments in unaffiliated issuers in the fund’s statement of operations.

Loan commitment	Unfunded commitment	Unrealized appreciation (depreciation)
AGS Health BCP Holdings, Inc.	$102	$— *
AGS Health BCP, LLC	57	— *
Ares Secondaries Pbn Finance Co. IV, LLC	1,827	14
Astra Service Partners, LLC	247	(1)
Bonterra, LLC	596	5
ClubCorp Holdings, Inc.	74	— *
Com Laude Group, Ltd.	105	—
Denali Topco, LLC	30	— *
Diamondback Acquisition, Inc.	234	— *
Dispatch Acquisition Holdings, LLC	98	— *
Elk Bidco, Inc.	952	6
Refer to the end of the table(s) for footnote(s).

34	Capital Group KKR Core Plus+

Loan commitment	Unfunded commitment	Unrealized appreciation (depreciation)
Falconwing Aero Leasing DAC	$280	$4
Flexera Software, LLC	28	— *
FSS Buyer, LLC	230	1
Hbwm Intermediate II, LLC	162	1
Higginbotham Insurance Agency, Inc.	145	— *
Horizon CTS Buyer, LLC	587	5
HP TLE Buyer, Inc.	146	—
Jeppesen Holdings, LLC	61	— *
John Wood Group PLC	780	2
KKR Maguire Levered Borrower, LLC	375	—
Koala Investment Holdings, Inc.	77	— *
Medmark Media Communications, Inc.	171	—
Med-Metrix, LLC	742	4
Navex Global Holding Co.	44	— *
Oak Funding, LLC	88	— *
Pike Group, Inc.	266	— *
PPV Intermediate Holdings, LLC	198	— *
Premise Health Holdings Corp.	237	(1)
Pros Parent, Inc.	104	—
Railpros, Inc.	66	—
Rialto Management Group, LLC	65	1
Saber Parent Holdings Corp.	292	— *
Safety Borrower Holdings, LLC	123	—
Setna Aero Lease 3 Borrower, LLC	7	— *
TPSI Receivables, LLC	84	1
Truck-Lite Co., LLC	466	3
Vamos Bidco, Inc.	777	5
VIB Trade Receivable DAC	639	—
W. A. Kendall and Co., LLC	949	1
Webpros Holding SARL	173	— *
West Star Aviation Acquisition, LLC	437	3
Woolpert, Inc.	131	2
Total	$13,252	$56

*Amount less than one thousand.
Option contracts — The fund has entered into option contracts, which give the purchaser of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the instrument underlying the option) at a specified exercise price. The writer of an option on a security has the obligation, upon exercise of the option, to cash settle or deliver the underlying currency or instrument upon payment of the exercise price (in the case of a call) or to cash settle or take delivery of the underlying currency or instrument and pay the exercise price (in the case of a put).
By purchasing a put option, the fund obtains the right (but not the obligation) to sell the currency or instrument underlying the option (or to deliver the cash value of the instrument underlying the option) at a specified exercise price. In return for this right, the fund pays the current market price, or the option premium, for the option. The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire amount of the premium paid. If the option is exercised, the fund completes the sale of the underlying instrument (or cash settles) at the exercise price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying currency or instrument (or cash settle) at the specified exercise price. The buyer of a call option typically attempts to participate in potential price increases of the underlying currency or instrument with risk limited to the cost of the option if the price of the underlying currency or instrument falls. At the same time, the call option buyer can expect to suffer a loss if the price of the underlying currency or instrument does not rise sufficiently to offset the cost of the option.
The writer of a put or call option takes the opposite side of the transaction from the option purchaser. In return for receipt of the option premium, the writer assumes the obligation to pay or receive the exercise price for the option’s underlying currency or instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by entering

Capital Group KKR Core Plus+	35

into opposing close-out transactions in advance of the option expiration date. If the market for the relevant put option is not liquid, however, the writer must be prepared to pay the exercise price while the option is outstanding, regardless of price changes. Writing a call option obligates the writer to, upon exercise of the option, deliver the option’s underlying currency or instrument in return for the exercise price or to make a net cash settlement payment, as applicable. The characteristics of writing call options are similar to those of writing put options, except that writing call options is generally a profitable strategy if prices remain the same or fall. The potential gain for the option seller in such a transaction would be capped at the premium received.
Option contracts can be either equity style (premium is paid in full when the option is opened) or futures style (premium moves as part of variation margin over the life of the option, and is paid in full when the option is closed). For equity style options, premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities in the fund’s statement of asset and liabilities, and premiums received on options written, as well as the daily fluctuation in market value, are included in options written at value in the fund’s statement of assets and liabilities. The net realized gains or losses and net unrealized appreciation or depreciation from equity style options are recorded in investments for purchased options and in options written for written options in the fund’s statement of operations.
Option contracts can take different forms. The fund has entered into the following types of option contract:
Options on futures — The fund has entered into options on futures contracts to seek to manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price on or before the specified expiration date. As of December 31, 2025, the fund did not have any options on future contracts. The average month-end notional amount of options on futures while held was $4,095,000.
Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.
Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM“), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.
On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $115,934,000.
Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.
On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.
Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $2,482,000.
Swap contracts — The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a

36	Capital Group KKR Core Plus+

central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.
Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.
On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.
Swap agreements can take different forms. The fund has entered into the following types of swap agreements:
Interest rate swaps — The fund has entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark, or on an inflation index such as the U.S. Consumer Price Index (which is a measure that examines the weighted average of prices of a basket of consumer goods and services and measures changes in the purchasing power of the U.S. dollar and the rate of inflation). In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The average month-end notional amount of interest rate swaps while held was $13,835,000.
Credit default swap indices — The fund has entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSI”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.
The fund may enter into a CDSI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund,as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction. The average month-end notional amount of credit default swaps while held was $14,246,000.
The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of option contracts, futures contracts, forward currency contracts, interest rate

Capital Group KKR Core Plus+	37

swaps and credit default swaps as of December 31, 2025, or for the period April 24, 2025 through December 31, 2025 (dollars in thousands):
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$27	Unrealized depreciation*	$473
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	—	Unrealized depreciation on open forward currency contracts	4
Swap (centrally cleared)	Interest	Unrealized appreciation*	105	Unrealized depreciation*	—
Swap (centrally cleared)	Credit	Unrealized appreciation*	1	Unrealized depreciation*	1
			$133		$478

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk Type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased (equity style)	Interest	Net realized gain (loss) on investments	$(42)	Net unrealized appreciation (depreciation) on investments	$—
Options written (equity style)	Interest	Net realized gain (loss) on options written	14	Net unrealized appreciation (depreciation) on options written	—
Futures	Interest	Net realized gain (loss) on futures contracts	661	Net unrealized appreciation (depreciation) on futures contracts	(446)
Forward currency	Currency	Net realized gain (loss) on forward currency contracts	25	Net unrealized appreciation (depreciation) on forward currency contracts	(4)
Swap	Interest	Net realized gain (loss) on swap contracts	(40)	Net unrealized appreciation (depreciation) on swap contracts	105
Swap	Credit	Net realized gain (loss) on swap contracts	897	Net unrealized appreciation (depreciation) on swap contracts	— †
			$1,515		$(345)
*
Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.
†
Amount less than one thousand.
Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of option contracts, futures contracts, forward currency contracts, interest rate swaps, credit default swaps and future delivery contracts. For options on futures, futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by counterparties. For future delivery contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.
Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting“). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

38	Capital Group KKR Core Plus+

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of December 31, 2025, if close-out netting was exercised (dollars in thousands):
Counterparty	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement			Net amount
		Available to offset	Non-cash collateral*	Cash collateral*
Liabilities:
JPMorgan Chase & Co.	$4	$—	$—	$—	$4
Morgan Stanley	— †	—	—	—	— †
Total	$4	$—	$—	$—	$4
*
Collateral is shown on a settlement basis.
†
Amount less than one thousand.
6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.
As of and during the period ended December 31, 2025, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.
The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.
Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses, short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.
As of December 31, 2025, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$206
Gross unrealized appreciation on investment securities	2,808
Gross unrealized depreciation on investment securities	(935)
Net unrealized appreciation on investment securities	1,873
Cost of investment securities	226,578

Capital Group KKR Core Plus+	39

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):
Period ended December 31,
Share class	2025[1]
Class A	$45
Class A-2	— [2]
Class A-3[3]	23
Class F-2	1,629
Class F-3	7,989
Class R-6	1
Total	$9,687

[1]	For the period April 24, 2025 through December 31, 2025.
[2]	Amount less than one thousand.
[3]	Class A-3 shares began investment operations on September 2, 2025.
7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of Capital Client Group, Inc. (“CCG”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, CCG and AFS are considered related parties to the fund.
Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees, accrued daily. These fees are based on an annual rate of 0.61% of daily net assets. Sub-advisory fees for the fund are paid by CRMC to KKR. The fund is not responsible for paying any sub-advisory fees.
Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class.  The principal class-specific fees and expenses are further described below:
Distribution services — The fund has plans of distribution for the share classes indicated below. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 0.75% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate CCG for paying service fees, to firms that have entered into agreements with CCG to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.
Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class A-2	0.55	0.75
Class A-3	0.75	0.75
For Class A and A-2 shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by CCG for certain shares sold without a sales charge. These share classes reimburse CCG for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2025, unreimbursed expenses subject to reimbursement totaled $5,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class A-2 shares.
Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. Under this agreement, the fund also pays sub-transfer agency fees to AFS. These fees are paid by AFS to third parties for performing transfer agent services on behalf of fund shareholders.
Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to,

40	Capital Group KKR Core Plus+

coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.
For the period April 24, 2025 through December 31, 2025, class-specific expenses under the agreements were as follows (dollars in thousands):
Share class	Distribution services	Transfer agent services	Administrative services
Class A	$1	$1	$— *
Class A-2	—	— *	— *
Class A-3†	2	— *	— *
Class F-2	Not applicable	21	6
Class F-3	Not applicable	1	34
Class R-6	Not applicable	— *	— *

Total class-specific expenses	$3	$23	$40
*
Amount less than one thousand.
†
Class A-3 shares began investment operations on September 2, 2025.
Expense reimbursement — CRMC and KKR have entered into an expense limitation agreement under which CRMC and KKR have agreed to reimburse the fund to the extent certain fund offering and operating expenses ("specified expenses") exceed 0.20% of the average daily net assets of each share class (“expense limit”). The expense limit is calculated on a class-by-class basis and is exclusive of (i) advisory fees, including sub-advisory fees and administrative services fees, (ii) distribution or shareholder servicing fees, (iii) transfer agency fees, (iv) certain portfolio transaction and other investment-related costs, (v) interest expense and other financing costs, (vi) taxes, (vii) acquired fund fees and expenses, (viii) litigation and indemnification expenses, (ix) judgments, and (x) extraordinary expenses. CRMC and KKR may recoup their respective share of amounts reimbursed during the previous thirty-six months, to the extent the fund’s estimated annualized specified expenses, calculated on a monthly basis, is less than the expense limit for such month. The reimbursement may be adjusted or discontinued, subject to any restrictions in the fund’s prospectus. Fees and expenses in the statement of operations are presented gross of any reimbursement from CRMC and KKR. Expense reimbursement of $385,000 in the fund’s statement of operations reflects $960,000 of reimbursements and $575,000 in recoupments during the period April 24, 2025 through December 31, 2025.
Organizational and initial offering expenses — CRMC and KKR have agreed to bear the organizational and initial offering expenses incurred with respect to the fund. CRMC and KKR do not intend to recoup these expenses.
Accounting and administrative services – The fund has a sub-administration agreement with Bank of New York (“BNY”) under which the fund compensates BNY for providing accounting and administrative services to each of the fund’s share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY is not a related party to the fund.
Trustees deferred compensation — The board of trustees has adopted a deferred compensation plan. Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other Capital Group Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $156,000 in the fund’s statement of operations reflects current fees.
Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, CCG and AFS. No affiliated officers or trustees will receive any compensation directly from the fund.
Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.
Security transactions with related funds — The fund may purchase investment securities from, or sell investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market

Capital Group KKR Core Plus+	41

price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act. During the period ended December 31, 2025, the fund did not engage in any such purchase or sale transactions with any related funds.
8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.
9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):
	Sales[1]		Reinvestment of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
For the period April 24, 2025 through December 31, 2025
Class A	$1,947	191	$1	— [2]	$(32)	(3)	$1,916	188
Class A-2	10	1	—	—	—	—	10	1
Class A-3[3]	1,486	145	18	2	—	—	1,504	147
Class F-2	53,805	5,282	58	6	(231)	(23)	53,632	5,265
Class F-3	163,385	16,325	—	—	—	—	163,385	16,325
Class R-6	10	1	—	—	—	—	10	1
Total net increase (decrease)	$220,643	21,945	$77	8	$(263)	(26)	$220,457	21,927
1
Includes exchanges between share classes of the fund.
2
Amount less than one thousand.
3
Class A-3 shares began investment operations on September 2, 2025.
10. Repurchase offers

As a closed-end interval fund, pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended ("Rule 23c-3"), the fund has adopted a fundamental policy to either conduct quarterly repurchase offers of between 5% and 25% of its outstanding shares at net asset value per share or, if permitted by SEC exemptive relief or amendments to Rule 23c-3, make monthly repurchase offers to repurchase not less than 5% of its outstanding shares in any month and not more than 25% of its outstanding shares in any three-month period, in each case unless suspended or postponed in accordance with regulatory requirements. The fund currently conducts quarterly repurchase offers for up to10% of its outstanding shares under ordinary circumstances, subject to approval of the board of trustees.
Repurchases generally are funded from available cash, cash from the sale of shares or sales of portfolio securities. While the fund believes repurchases are generally beneficial to shareholders, repurchase offers and the need to fund repurchase obligations may affect the ability of the fund to be fully invested, which may reduce returns. In addition, diminution in the size of the fund through repurchases without offsetting new sales, may result in untimely sales of portfolio securities (with imputed transaction costs, which may be significant) and a higher expense ratio, and may limit the ability of the fund to participate in new investment opportunities. The fund may also sell portfolio securities to meet repurchase obligations which, in certain circumstances, may adversely affect the market for loans and reduce the fund’s value.
The fund will initially make quarterly repurchase offers. The date on which the repurchase price for shares is determined will occur no later than the 14th day after the repurchase request deadline (or the next business day, if the 14th day is not a business day). When a repurchase offer commences, the fund sends written notice to each shareholder at least 21 business days before the repurchase request deadline. The purchase price will be the net asset value of the fund as determined at the close of business on the repurchase pricing date.
In the event a repurchase offer is oversubscribed, the fund may but is not required to repurchase additional shares up to a maximum amount of 2% of the outstanding shares of the fund in any three-month period. If the fund determines not to repurchase additional shares

42	Capital Group KKR Core Plus+

beyond the repurchase offer amount, or if shareholders request that the fund repurchase an amount of shares greater than that which the fund is entitled to repurchase, the fund will repurchase such shares on a pro rata basis.
For the period April 24, 2025 through December 31, 2025, repurchase offers were as follows (dollars and shares in thousands):
Commencement date	Repurchase request deadline /pricing date	Percentage of outstanding shares requested for repurchase	Repurchase price	Amount repurchased	Number of outstanding shares repurchased	Percentage of outstanding shares repurchased
10/20/2025	11/19/2025	0.12%	$10.21	$263	26	0.12%
11. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding in-kind transactions, short-term securities and U.S. government obligations, if any, of $193,589,000 and $21,883,000, respectively, during the period April 24, 2025 through December 31, 2025.
12. Ownership concentration

On April 24, 2025, CRMC and KKR each made equal seed capital investments in exchange for fund shares. As of December 31, 2025, CRMC and KKR each held 34%, and collectively held 68%, of the fund’s outstanding shares.
13. Subsequent events

Subsequent events have been evaluated through February 27, 2026, the date the financial statements were available to be issued. On February 18, 2026, the fund completed a quarterly repurchase offer, which resulted in 43,674 repurchased shares for $445,000. The shares repurchased represented 0.20% of the fund’s outstanding shares on the repurchase pricing date.

Capital Group KKR Core Plus+	43

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net assets value, end of period	Total return[2,3,4]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse ments[5,6]	Ratio of expenses to average net assets after waivers/ reimburse ments[2,5,6]	Ratio of net income (loss) to average net assets[2,5]

Class A:
12/31/2025[7,8]	$10.00	$0.38	$0.24	$0.62	$(0.41)	$(0.05)	$(0.46)	$10.16	5.17%	$2	1.59%	1.33%	5.53%
Class A-2:
12/31/2025[7,8]	10.00	0.39	0.24	0.63	(0.42)	(0.05)	(0.47)	10.16	5.29 [9]	— [10]	1.35 [9]	1.09 [9]	5.59 [9]
Class A-3:
12/31/2025[8,11]	10.19	0.18	0.06	0.24	(0.22)	(0.05)	(0.27)	10.16	2.40	1	1.85	1.59	5.45
Class F-2:
12/31/2025[7,8]	10.00	0.41	0.23	0.64	(0.43)	(0.05)	(0.48)	10.16	5.36	54	1.21	0.95	5.82
Class F-3:
12/31/2025[7,8]	10.00	0.41	0.24	0.65	(0.44)	(0.05)	(0.49)	10.16	5.47	166	1.10	0.84	5.84
Class R-6:
12/31/2025[7,8]	10.00	0.41	0.24	0.65	(0.44)	(0.05)	(0.49)	10.16	5.47	— [10]	1.10	0.84	5.83

Portfolio turnover rate for all share classes[12]	Period ended December 31, 2025[3,7,8,13]
Including mortgage dollar roll transactions	267%
Excluding mortgage dollar roll transactions	113%

[1]	Based on average shares outstanding.
[2]	This column reflects the impact of certain fee waivers and/or expense reimbursements less recoupments.
[3]	Not annualized.
[4]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[5]	Annualized.
[6]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[7]
For the period April 24, 2025 through December 31, 2025, except total return. Total return shown is measured from April 29, 2025, when shares were first offered to the public, and does not include performance during the seed period. If performance during the seed period were included, total return would be approximately 1.05% higher than amounts shown.

[8]	Based on operations for a period that is less than a full year.
[9]
All or a significant portion of assets in this class consisted of seed capital invested by CRMC and KKR. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

[10]	Amount less than $1 million.
[11]	Class A-3 shares began investment operations on September 2, 2025.
[12]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[13]	Rates exclude in-kind transactions, if any.
Refer to the notes to financial statements.

44	Capital Group KKR Core Plus+

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Capital Group KKR Core Plus+:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Capital Group KKR Core Plus + (the “Fund”), including the investment portfolio, as of December 31, 2025, the related statements of operations, changes in net assets, cash flows, and financial highlights for the period from April 24, 2025 through December 31, 2025, and the related notes (collectively referred to as the ”financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, and the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the period from April 24, 2025 through December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Costa Mesa, California
February 27, 2026
We have served as the auditor of one or more Capital Group investment companies since 1956.

Capital Group KKR Core Plus+	45

Tax informationunaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the period April 24, 2025 through December 31, 2025:
Section 163(j) interest dividends	$7,598,000
U.S. government income that may be exempt from state taxation	$504,000
Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2026, to determine the calendar year amounts to be included on their 2025 tax returns. Shareholders should consult their tax advisors.

46	Capital Group KKR Core Plus+

Board of trustees and other officers

Independent trustees1

Name, year of birth and position with fund	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years
Pablo R. González Guajardo,1967	2025	CEO, Kimberly-Clark de México, SAB de CV	22
América Móvil, SAB de CV
(telecommunications
company); Kimberly-Clark
de México, SAB de CV
(consumer staples) Former
director Grupo Lala, SAB
de CV (dairy company)
(until 2022); Grupo
Sanborns, SAB de CV (retail
stores and restaurants)
(until 2023)

William D. Jones, 1955 Chair of the Board (Independent and Non-Executive)	2025	Managing Member, CityLink LLC (investing and consulting); former President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities)	22	Former director of Sempra Energy (until 2022); Biogen Inc. (until 2023)
Amy Zegart, PhD, 1967	2025	Morris Arnold and Nona Jean Cox Senior Fellow, Hoover Institution; Senior Fellow and Associate Director, Stanford Institute for Human-Centered Artificial Intelligence, Stanford University	22	Kratos Defense & Security Solutions
Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer or the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years
Walt Burkley, 1966 Trustee	2025	Senior Vice President and General Counsel – Legal and Compliance Group, Capital Research and Management Company; Director and General Counsel, The Capital Group Companies, Inc.[6]; Director, Capital Research and Management Company	3	None
The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.
Refer to the following page for footnotes.

Capital Group KKR Core Plus+	47

Board of trustees and other officers (continued)

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
John R. Queen, 1965 President	2025
Partner – Capital Fixed Income Investors, Capital Research and Management Company; Partner – Capital
Fixed Income Investors, Capital Bank and Trust Company[6]; Director, The Capital Group Companies, Inc.[6];
Senior Vice President, Capital Group Private Client Services, Inc.

Michael W. Stockton, 1967 Principal Executive Officer and Executive Vice President	2025	Senior Vice President – Legal and Compliance Group, Capital Research and Management Company
Clara Kang, 1987 Senior Vice President	2025	Vice President – Legal and Compliance Group, Capital Research and Management Company
Erik A. Vayntrub, 1984 Senior Vice President	2025	Senior Vice President – Legal and Compliance Group, Capital Research and Management Company; Secretary, Capital Management Services, Inc.[6]
Michael R. Tom, 1988 Secretary	2025	Associate – Legal and Compliance Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2025	Senior Vice President – Legal and Compliance Group, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2025	Associate – Legal and Compliance Group, Capital Research and Management Company
Patrick C. Castellani, 1978 Assistant Treasurer	2025	Assistant Vice President – Investment Operations, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2025	Vice President – Investment Operations, Capital Research and Management Company
1
The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2
Trustees and officers of the fund serve until their resignation, removal or retirement.
3
This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
4
The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
5
All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
6
Company affiliated with Capital Research and Management Company.

48	Capital Group KKR Core Plus+

Office of the fund
6455 Irvine Center Drive
Irvine, CA 92618-4518
Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406
Investment sub-adviser
KKR Credit Advisors (US) LLC
555 California Street, 50th Floor
San Francisco, CA 94104
Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280
Custodian of assets
The Bank of New York
240 Greenwich Street
New York, NY 10286
Counsel
Stradley Ronon Stevens & Young, LLP
100 Park Avenue, Suite 2000
New York, NY 10017
Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188
Principal underwriter
Capital Client Group, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or refer to the Capital Group website at capitalgroup.com.
"Capital Group Proxy Voting Procedures and Principles" — which describes how the fund’s investment adviser votes proxies of securities held in the portion of the fund managed by the investment adviser — is available on the Capital Group website or upon request by calling AFS. The sub-adviser votes proxies of securities held in the portion of the fund it manages. The sub-adviser’s proxy voting policy is designed to ensure that all proxies are voted in the best interest of the sub-adviser’s clients, to provide disclosure of the sub-adviser’s proxy voting records, and to ensure that certain documentation is retained. To assist it in its proxy-voting responsibilities, the sub-adviser subscribes to proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), which provides the sub-adviser with independent analysis and recommendation with respect to proxy proposals that the sub-adviser votes on behalf of its clients. The sub-adviser retains ultimate voting discretion with respect to its clients and may depart from an ISS recommendation in order to avoid voting decisions believed to be contrary to the best interests of its clients. The sub-adviser may be subject to conflicts of interest in the voting of proxies. If at any time the sub-adviser becomes aware of an existing or potential conflict of interest relating to a particular proxy proposal, the sub-adviser’s conflicts committee, or its designee, must be notified. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended December 31 by February 28. The proxy voting record is available free of charge on the SEC website at sec.gov or on our website or by calling AFS.
Capital Group KKR Core Plus+ files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.
BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
KKR Credit Advisors (US) LLC serves as the sub-adviser with respect to the management of the fund’s private credit assets. Capital Group and KKR are not affiliated. The two firms maintain an exclusive partnership to manage and deliver public-private investment solutions to investors.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

Lit. No. PVGEARX-400-0226P   Printed in USA   CGD/CGRC/10772-S109474   © 2026 Capital Group. All rights reserved.

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at https://www.capitalgroup.com/individual/pdf/shareholder/cg_code_of_ethics.pdf.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s board has determined that Pablo R. González Guajardo, a member of the Registrant’s audit committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant[1]	(a) Audit Fees	(b) Audit-Related Fees	(c) Tax Fees	(d) All Other Fees

December 31, 2025	None	None	None	None
December 31, 2024	None	None	None	None

Adviser and Affiliates[2]

December 31, 2025	Not Applicable	2,010,000	4,000	93,000
December 31, 2024	Not Applicable	None	None	None

(g) Aggregate
Registrant, Adviser and Affiliates[3]	non-audit fees

December 31, 2025	2,107,000
December 31, 2024	None

1The audit fees represents fees billed for professional services rendered for the audit and review of the Registrant’s annual financial statements. The audit-related fees represents fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “audit fees”. The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns. The other fees represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported under the “audit fees”, “audit-related fees”, and “tax fees”.

2This includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below. The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants. The tax fees consist of consulting services relating to the Registrant’s investments. The other fees consist of subscription services related to an accounting research tool.

3Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

(e1)(e2)(h) All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

(f) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Investments

The schedule of investments is included as part of the material filed under Item 1 of this Form.

ITEM 7 - Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not an open-end management investment company.

ITEM 8 - Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not an open-end management investment company.

ITEM 9 - Proxy Disclosures for Open-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not an open-end management investment company.

ITEM 10 - Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not an open-end management investment company.

ITEM 11 - Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable for the current reporting period due to the timing of the board’s approval of this agreement.

ITEM 12 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Investment adviser – The fund’s investment adviser, Capital Research and Management Company, in consultation with the fund’s board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held in the portion of the fund managed by the investment adviser as well as other funds managed by the investment adviser or its affiliates. The Principles are reasonably designed to ensure that proxies are voted solely in accordance with the financial interest of the clients of the investment adviser or its affiliates and the shareholders of the funds advised or managed by the investment adviser or its affiliates. The complete text of the Principles is available at capitalgroup.com. Final voting authority is held by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds’ boards. The boards of funds advised by Capital Research and Management Company and its affiliates, including Capital Group KKR Public-Private+ Funds, have established a Joint Proxy Committee (“JPC”) composed of independent board members from each board. The JPC’s role is to facilitate appropriate oversight of the proxy voting process and provide valuable input on corporate governance and related matters.

The Principles provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time. In all cases, long-term value creation and the investment objectives and policies of the funds managed by the investment adviser remain the focus.

The investment adviser seeks to vote all U.S. proxies. Proxies for companies outside the United States are also voted where there is sufficient time and information available, taking into account distinct market practices, regulations and laws, and types of proposals presented in each country. Where there is insufficient proxy and meeting agenda information available, the investment adviser will generally vote against such proposals in the interest of encouraging improved disclosure for investors. The investment adviser may not exercise its voting authority if voting would impose costs on clients, including opportunity costs. For example, certain regulators have granted investment limit relief to the investment adviser and its affiliates, conditioned upon limiting voting power to specific voting ceilings. To comply with these voting ceilings, the investment adviser will scale back its votes across all funds and accounts it manages on a pro rata basis based on assets. In addition, certain countries impose restrictions on the ability of shareholders to sell shares during the proxy solicitation period. The investment adviser may choose, due to liquidity issues, not to expose the funds and accounts it manages to such restrictions and may not vote some (or all) shares. Finally, the investment adviser may determine not to recall securities on loan to exercise its voting rights when it determines that the cost of doing so would exceed the benefits to clients or that the vote would not have a material impact on the investment. Proxies with respect to securities on loan through client-directed lending programs are not available to vote and therefore are not voted.

After a proxy statement is received, the investment adviser’s stewardship and engagement team prepares a summary of the proposals contained in the proxy statement.

The following summary sets forth the general positions of the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the Capital Group website.

Director matters – The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders or if, in the opinion of the investment adviser, such nominee has not fulfilled his or her fiduciary duty. In making this determination, the investment adviser considers, among other things, a nominee’s potential conflicts of interest, track record (whether in the current board seat or in previous executive or director roles) with respect to shareholder protection and value creation as well as their capacity for full engagement on board matters. The investment adviser generally supports a breadth of experience and perspectives among board members, and the separation of the chairman and CEO positions.

Governance provisions – Proposals to declassify a board (elect all directors annually) generally are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

Shareholder rights – Proposals to repeal an existing poison pill generally are supported. There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

Compensation and benefit plans – Equity incentive plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; in addition, they should be aligned with the long term success of the company and the enhancement of shareholder value.

Routine matters – The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

Shareholder proposals on environmental and social issues – The investment adviser believes environmental and social issues present investment risks and opportunities that can shape a company’s long-term financial sustainability. Shareholder proposals, including those relating to social and environmental issues, are evaluated in terms of their materiality to the company and its ability to generate long-term value in light of the company’s business model specific operating context. The investment adviser generally supports transparency and standardized disclosure, particularly that which leverages existing regulatory reporting or industry best practices. With respect to environmental matters, this includes disclosures aligned with industry standards and reporting on sustainability issues that are material to investment analysis. With respect to social matters, the investment adviser encourages companies to disclose the composition of the workforce in a regionally appropriate manner. The investment adviser supports relevant reporting and disclosure that is consistent with broadly applicable standards.

Sub-adviser – The sub-adviser will have the responsibility of voting proxies and corporate actions with respect to the portion of the fund managed by the sub-adviser. Proxy proposals received by the sub-adviser and designated in its Proxy Voting Policies and Procedures (“Proxy Policy”) as “For” or “Against” will be voted by the sub-adviser in accordance with the Proxy Policy. Proxy proposals received by the sub-adviser and designated in the Proxy Policy as “Case by Case” (or not addressed in the Proxy Policy) and all corporate actions will be reviewed by the sub-adviser and voted in the best interest of the fund. Notwithstanding the foregoing, the sub-adviser may vote a proxy contrary to the Proxy Policy if the sub-adviser, with the assistance of the analyst who is in charge of the issuer, determines that such action is in the best interest of the fund. In the event that the sub-adviser votes contrary to the Proxy Policy or with respect to “Case by Case” issues, the sub-adviser, with the assistance of the analyst who is in charge of the issuer, will document the basis for the sub-adviser’s decision.

In addition, the sub-adviser may choose not to vote proxies or corporate actions in certain situations, such as: (i) where the fund has informed the sub-adviser that it wishes to retain the right to vote the proxy or corporate action; (ii) where the sub-adviser deems the cost of voting would exceed any anticipated benefit to the fund; or (iii) where a proxy or corporate action is received by the sub-adviser for a security it no longer manages on behalf of the fund. The sub-adviser with the assistance of the analyst who is in charge of the issuer will document for the basis of the sub-adviser’s decision not to vote.

The sub-adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The sub-adviser, its affiliates and/or its employees may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers or candidates for directorships. If at any time, the sub-adviser becomes aware of an existing or potential conflict of interest relating to a particular proxy proposal, the sub-adviser’s Conflicts Committee (“Conflicts Committee”), or its designee, must be notified. Provided the Conflicts Committee has determined that a conflict or potential for a conflict exists, the proxy must be voted in alignment with the recommendation set forth by Institutional Shareholder Services Inc. Appropriate documentation will be maintained by the Conflicts Committee.

ITEM 13 - Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Investment adviser – Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the fund.

Sub-adviser – The fund engages KKR Credit Advisors (US) LLC (“KKR Credit”) as sub-adviser to primarily manage private credit assets held by the fund.

Portfolio managers

As of the date of filing this report, the following individuals are primarily responsible for the day-to-day management of the fund.

Portfolio managers with the investment adviser:

Portfolio manager/ Fund title (if applicable)	Investment experience	Portfolio manager in this fund since:	Primary title with investment adviser
Robert G. Caldwell	Investment professional since 2001 (all with Capital Research and Management Company or affiliate)	2025	Partner – Capital Fixed Income Investors
Xavier Goss	Investment professional since 2003 (with Capital Research and Management Company or affiliate since 2021)	2025	Partner – Capital Fixed Income Investors
Sandro Lazzarini	Investment professional since 2007 (with Capital Research and Management Company or affiliate since 2015)	2025	Partner – Capital Fixed Income Investors
John R. Queen President	Investment professional since 1989 (with Capital Research and Management Company or affiliate since 2002)	2025	Partner – Capital Fixed Income Investors

Portfolio managers with the sub-adviser:

Portfolio manager/ Fund title (if applicable)	Investment experience	Portfolio manager in this fund since:	Primary title with sub-adviser
Rony Ma	Investment professional since 2009 (with KKR Credit or affiliate since 2011)	2025	Managing Director
Christopher Mellia	Investment professional since 2003 (with KKR Credit or affiliate since 2021)	2025	Managing Director, Co-Head of Global Asset-Based Finance
Daniel Pietrzak	Investment professional since 2000 (with KKR Credit or affiliate since 2016)	2025	Partner, Global Head of Private Credit
Ryan Wilson	Investment professional since 2006 (all with KKR Credit or affiliate)	2025	Managing Director, Chief Operating Officer of Private Credit

(a)(2) Portfolio manager fund holdings and other managed accounts - As described below, portfolio managers may personally own shares of the fund. In addition, portfolio managers of the investment adviser (or the sub-adviser) may manage portions of other registered investment companies or accounts advised by the investment adviser (or the sub-adviser) or its affiliates.

The following tables reflect information as of December 31, 2025:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[2,3]
Robert G. Caldwell	$100,001 - $500,000	3	$13.3	2	$2.17	7	$6.72
Xavier Goss	$100,001 - $500,000	7	$52.5	5	$6.11	None
Sandro Lazzarini	$100,001 - $500,000	3	$25.0	4	$4.76	None

John R. Queen	Over $1,000,000	25	$676.7	4	$13.33	168	$0.32

[1]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000.

[2]

Indicates other RIC(s), PIV(s) or other accounts managed by the investment adviser (or the sub-adviser) or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.

[3]	Personal brokerage accounts of portfolio managers and their families are not reflected.

Portfolio manager	Dollar range of fund shares owned	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)

Rony Ma	None	1	$0.12	9	$29.18	18	$5.03

Christopher Mellia	None	3	$1.48	1	$62.27	11	$3.72

Daniel Pietrzak	None	4	$3.10	20	$97.57	28	$5.76

Ryan Wilson	None	1	$0.12	4	$3.40	1	$0.45

Conflicts of interest – Each of the fund’s investment adviser and sub-adviser has adopted policies and procedures to mitigate material conflicts of interest that may arise in connection with a portfolio manager’s management of the fund, on the one hand, and investments in the other registered investment companies, pooled investment vehicles and other accounts, on the other hand, such as material conflicts relating to the allocation of investment opportunities that may be suitable for both the fund and such other accounts. These material conflicts of interest include, but are not limited to, those described below.

•

The investment adviser and/or the sub-adviser will, at times, compete with certain of its affiliates, including other entities it manages or proprietary accounts, for investments for the fund, creating certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the fund’s behalf. The investment adviser and/or sub-adviser will receive advisory and other fees from the other entities it manages, and due to fee-offset provisions contained in the management agreements for such entities, the fees, at times, will not be proportionate to such entities’ investment accounts for any given transaction and will create an incentive to favor entities with higher fees.

•

Subject to applicable law, affiliates of the investment adviser or the sub-adviser will, from time to time, invest in one of the fund’s portfolio companies and hold a different class of securities than the fund. To the extent that an affiliate of the investment adviser or the sub-adviser holds a different class of securities than the fund, its interests might not be aligned with the fund’s. Notwithstanding the foregoing, both the investment adviser and the sub-adviser will act in the best interest of the fund in accordance with its fiduciary duty to the fund.

•

The appropriate allocation among the fund and other funds and accounts managed by the investment adviser or the sub-adviser of expenses and fees generated in the course of evaluating and making investments often will not be clear, especially where more than one such fund or account participates. The investment adviser or sub-adviser will determine, in its sole discretion, the appropriate allocation of investment-related expenses, including broken deal expenses incurred in respect of unconsummated investments and expenses more generally relating to a particular investment strategy, among the funds and accounts participating or that would have participated in such investments or that otherwise participate in the relevant investment strategy, as applicable, which could result in the fund bearing more or less of these expenses than other participants or potential participants in the relevant investments.

•

The sub-adviser and its affiliates will, at times, provide a broad range of financial services to companies in which the fund invests, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of the sub-adviser could act as an underwriter or placement agent in connection with an offering of securities by one of the companies in the fund’s portfolio. Any compensation received by the sub-adviser and its affiliates for providing these services will not be shared with the fund and could be received before the fund realizes a return on its investment. The sub-adviser will face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to the fund, on the other hand.

•

The sub-adviser and its affiliates sponsor and advise, and expect in the future to sponsor and advise, a broad range of investment funds, vehicles and other accounts, including proprietary vehicles, that make investments worldwide. The sub-adviser or its affiliates will, from time to time, also make investments for its own account, including, for example, through investment and co-investment vehicles established for personnel and associates. The sub-adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships (including, among others, relationships with clients that are employee benefit plans subject to ERISA and related regulations) or from engaging in other business activities, even to the extent such activities are in competition with the fund and/or involve substantial time and resources of the sub-adviser. For example, the sub-adviser could invest, on behalf of an affiliated fund, in a company that is a competitor of one of the fund’s portfolio companies or that is a service provider, supplier, customer or other counterparty with respect to one of the fund’s portfolio companies or the sub-adviser could, on behalf of other entities it manages, acquire assets originated by, or provide financing to, portfolio companies and other issuers in which the fund invests. In providing advice and recommendations to, or with respect to, such investments and in dealing in such investments on behalf of such other affiliated fund, to the extent permitted by law, the sub-adviser or its affiliates will not take into consideration the interests of the fund and its portfolio investments and issuers thereof. Accordingly, such advice, recommendations and dealings will result in conflicts of interest for the sub-adviser. In addition, the sub-adviser’s ability to effectively implement the fund’s investment strategies will be limited to the extent that contractual obligations relating to these permitted activities restrict the sub-adviser’s ability to engage in transactions that it would otherwise be interested in pursuing. Affiliates of the sub-adviser, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with the fund.

•

While the value of the fund’s securities and other instruments are typically based on pricing information from independent sources such as dealers and pricing services, the fund will rely on its own fair valuations with respect to portfolio investments that are not publicly traded and for which no market-based price quotation is available. Fair value pricing involves judgments that are inherently subjective and uncertain. Additionally, the fund or its pricing services may utilize inputs obtained from KKR, their affiliates and/or their agents regarding certain of the fund’s portfolio investments. Because the fund’s management fee is calculated based on the value of the fund’s net assets, the role of the investment adviser in valuation of the fund’s securities and other instruments presents a potential conflict of interest – namely, that the investment adviser could be incentivized to value the assets higher than if the management fee were not based on the valuation of such assets. In addition, because the fund’s NAV is a critical component in several operational matters including determination of the price at which the fund’s shares will be offered and at which a repurchase offer will be made, a variance in the valuation of the fund’s investments will impact, positively or negatively, the fees and expenses shareholders will pay, the price a shareholder will receive in connection with a repurchase offer and the number of shares an investor will receive upon investing in the fund.

•

As a registered investment company, the fund is limited in its ability to make investments in issuers in which the investment adviser, the sub-adviser or their affiliates’ other clients have an investment. The fund is limited in its ability to co-invest with the investment adviser, the sub-adviser or one or more of their affiliates without an exemptive order from the SEC. On January 5, 2021, the SEC issued an exemptive order granting exemptive relief that allows the fund to co-invest with certain funds advised or sub-advised by the sub-adviser in privately negotiated transactions subject to the conditions specified in the exemptive order.

•

On February 1, 2021, KKR & Co. Inc. (together with its affiliates, “KKR”) acquired control of Global Atlantic Financial Group Limited (“Global Atlantic”), a retirement and life insurance company. KKR, including the sub-adviser, serves as Global Atlantic’s investment manager. KKR, including the sub-adviser, generally expects to treat any Global Atlantic account as a client account for the purposes of allocating investment opportunities and related fees and expenses. Certain Global Atlantic accounts may co-invest alongside the fund in some or all investments in the fund’s Private Credit strategy. Due to the limited nature of many Private Credit investment opportunities, the sub-adviser expects that participation by Global Atlantic accounts in co-investment transactions will generally reduce the allocations otherwise available to other co-investing accounts, including the fund. The establishment of Global Atlantic accounts investing directly in the Private Credit strategy investments will create a conflict of interest in that KKR will be incentivized to allocate more attractive investments and scarce investment opportunities to these proprietary entities and accounts rather than to the fund. To mitigate this conflict, KKR will allocate investment opportunities in a manner that is consistent with an allocation methodology established by KKR and its affiliates (including the sub-adviser), in a manner designed to ensure allocations of such opportunities are made on a fair and equitable basis over time.

•

The nature of the sub-adviser’s businesses and the participation by its employees in creditors’ committees, steering committees or boards of directors of portfolio companies will, from time to time, result in the sub-adviser receiving material non-public information from time to time with respect to publicly held companies or otherwise becoming an “insider” with respect to such companies. With limited exceptions, KKR does not establish information barriers between its internal investment teams. Trading by KKR on the basis of such information, or improperly disclosing such information, could be restricted pursuant to applicable law and/or internal policies and procedures adopted by KKR to promote compliance with applicable law. Accordingly, the possession of “inside information” or “insider” status with respect to such an issuer by KKR or KKR personnel could, including where an appropriate information barrier does not exist between the relevant investment professionals or has been “crossed” by such professionals, significantly restrict the ability of the sub-adviser to deal in the securities of that issuer on behalf of the fund, which could adversely impact the fund, including by preventing the execution of an otherwise advisable purchase or sale transaction in a particular security until such information ceases to be regarded as material non-public information, which could have an adverse effect on the overall performance of such investment. In addition, affiliates of KKR in possession of such information could be prevented from disclosing such information to the sub-adviser, even where the disclosure of such information would be in the interests of the fund. From time to time, the sub-adviser will also be subject to contractual “stand-still” obligations and/or confidentiality obligations that restrict its ability to trade in certain securities on behalf of the fund. In certain circumstances, the fund or the sub-adviser will engage an independent agent to dispose of securities of issuers in which KKR could be deemed to have material non-public information on behalf of the fund. Such independent agent could dispose of the relevant securities for a price that is lower than the sub-adviser’s valuation of such securities which could take into account the material non-public information known to KKR in respect of the relevant issuer.

•

The 1940 Act limits the fund’s ability to invest in, or hold securities of, companies that are controlled by funds managed by KKR. Any such investments could create conflicts of interest between the fund, the sub-adviser and KKR. The investment adviser and sub-adviser will also have, or enter into, advisory relationships with other advisory clients (including, among others, employee benefit plans subject to ERISA and related regulations) that could lead to circumstances in which a conflict of interest between the investment adviser’s or the sub-adviser’s advisory clients could exist or develop. In addition, to the extent that another client of the investment adviser, sub-adviser or KKR holds a different class of securities than the fund, the interest of such client and the fund might not be aligned. As a result of these conflicts and restrictions, the investment adviser or sub-adviser could be unable to implement the fund’s investment strategies as effectively as it could have in the absence of such conflicts or restrictions. In order to avoid these conflicts and restrictions, the investment adviser or sub-adviser could choose to exit these investments prematurely and, as a result, the fund would forgo any future positive returns associated with such investments.

•

Certain other client accounts or proprietary accounts managed by the investment adviser or the sub-adviser have investment objectives, programs, strategies and positions that are similar to, or conflict with, those of the fund, or compete with, or have interests adverse to, the fund. This type of conflict could affect the prices and availability of the securities or interests in which the fund invests. The investment adviser, sub-adviser or their affiliates will, from time to time, give advice or take action with respect to the investments held by, and transactions of, other client accounts or proprietary accounts managed by the investment adviser, sub-adviser or their affiliates that could be different from or otherwise inconsistent with the advice given or timing or nature of any action taken with respect to the investments held by, and timing or nature of any action taken with respect to the investments held by, and transactions of, the fund. Such different advice and/or inconsistent actions could be due to a variety of reasons, including, without limitation, the differences between the investment objective, program, strategy and tax treatment of the other client accounts or proprietary accounts and the fund or the regulatory status of other client accounts and any related restrictions or obligations imposed on the investment adviser, sub-adviser or their affiliate as a fiduciary thereof. Such advice and actions could adversely impact the fund.

•

KKR, for its own account or for the account of other KKR clients, could enter into real estate-related transactions with fund portfolio companies. Such transactions could include, for example, buying or selling real estate assets, acquiring or entering into leasing arrangements or amending such arrangements or transferring options or rights of first refusal to acquire real estate assets. Such transactions, which do not involve securities, are not governed by restrictions on principal transactions and cross transactions but are subject to specific policies and procedures established by KKR to manage related conflicts.

Each of the investment adviser, sub-adviser and their affiliates will deal with conflicts of interest using its best judgment, but in its sole discretion. Although the investment adviser and sub-adviser have established procedures and policies addressing conflicts of interest, there can be no assurance that the investment adviser or sub-adviser will be able to resolve all conflicts in a manner that is favorable to the fund.

(a)(3) Compensation of investment professionals – The discussion below describes the portfolio managers’ compensation as of December 31, 2025.

The investment adviser uses a system of multiple portfolio managers in managing fund assets. In addition, the investment analysts may make investment decisions with respect to a portion of the fund’s portfolio within their research coverage.

Portfolio managers and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing total investment returns to relevant benchmarks over the most recent one-, three-, five- and eight-year periods, with increasing weight placed on each succeeding measurement period. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund’s portfolio managers may be measured against one or more benchmarks, depending on his or her investment focus, such as Bloomberg U.S. Aggregate Index. From time to time, Capital Research and Management Company may adjust or customize these benchmarks to better reflect the investment objective(s) of the fund and/or the universe of comparably managed funds of competitive investment management firms.

Portfolio managers of the sub-adviser are paid by KKR Credit Advisors (US) LLC. Consistent with KKR’s global, integrated culture, KKR has one firm-wide compensation and incentive structure based on a global profit and loss statement, which covers each of the portfolio managers. KKR’s compensation structure is designed to align the interests of the investment personnel serving the fund with those of the fund’s Shareholders and to give everyone a direct financial incentive to ensure that all of KKR’s resources, knowledge and relationships around the world are utilized to maximize risk-adjusted returns for each strategy.

Each of KKR’s senior executives, including the portfolio managers responsible for the day-to-day management of its portion of the fund, receives a base salary and is eligible for a cash bonus and equity compensation, as well as additional incentives including “dollars at work” in KKR fund investments (other than the fund) and equity compensation. The cash bonus, equity compensation and “dollars at work” are discretionary, and “dollars at work” and equity awards are typically subject to a vesting period of several years.

All final compensation and other longer-term incentive award decisions are made by the KKR Management Committee based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance, business unit performance, and relevant market and competitive compensation practices for other businesses and the individual roles/responsibilities within each of the businesses.

(a)(4) Securities Ownership of Portfolio Managers - Refer to item (a)(2) for securities ownership of Portfolio Managers as of December 31, 2025.

(b) Not applicable for filing of annual reports to shareholders.

ITEM 14 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	Date of Purchase	Share Class	(a) Total Number of Shares (or Units) Purchased[1]	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
4/1/25-4/30/25	4/22/25 4/24/25	Class F-3 Shares Class A Shares Class A-2 Shares Class F-2 Shares Class F-3 Shares Class F-3 Shares Class R-6 Shares	10,000 1,000 1,000 1,000 1,000 7,486,000 1,000	$10.00 $10.00 $10.00 $10.00 $10.00 $10.00 $10.00	0 0 0 0 0 0 0	Not applicable Not applicable Not applicable Not applicable Not applicable Not applicable Not applicable
5/1/25-5/31/25	-	-	-	-	-	-
6/1/25-6/30/25	-	-	-	-	-	-
7/1/25-7/31/25	-	-	-	-	-	-
8/1/25-8/31/25	-	-	-	-	-	-
9/1/25-9/30/25	9/2/25	Class A-3 Shares	981.354	$10.19	0	Not applicable
10/1/25-10/31/25	-	-	-	-	-	-
11/1/25-11/30/25	-	-	-	-	-	-
12/1/25-12/31/25	-	-	-	-	-	-

1The shares purchased were made as a seeding of the new fund.

Footnotes:

a. The notice of repurchase offers occurs quarterly in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, with the first repurchase offer having occurred in November 2025.

b. The Fund currently conducts quarterly repurchase offers for 10% of its outstanding shares under ordinary circumstances, subject to approval of the board.

c. The Fund’s repurchase plans are ongoing.

d. The Fund’s repurchase plans are ongoing.

e. The Fund’s repurchase plans are ongoing.

ITEM 15 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also coordinates annual self-assessments of the board and evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 16 - Controls and Procedures

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The Registrant did not engage in securities lending activities during the period reported on this Form N-CSR.

ITEM 18 - Recovery of Erroneously Awarded Compensation

None

ITEM 19 - Exhibits

(a)(1) Code of Ethics - See Item 2

(a)(2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Capital Group KKR Core Plus (plus)

By /s/ Michael W. Stockton

Michael W. Stockton,

Executive Vice President and Principal Executive Officer

Date: March 09, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Michael W. Stockton

Michael W. Stockton,

Executive Vice President and Principal Executive Officer

Date: March 09, 2026

By /s/ Brian C. Janssen

Brian C. Janssen,

Treasurer and Principal Financial Officer

Date: March 09, 2026